                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10427

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INTERNATIONAL AGGRESSIVE GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INTERNATIONAL
AGGRESSIVE GROWTH FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

(FRONT COVER ART)

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     28

Notes to Financial Statements.......     32

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     53

Board Members and Officers..........     55

Proxy Voting........................     58

Change in Independent Registered
   Public Accounting Firm...........     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Japan                                                         15.5%
United Kingdom                                                13.7%
Germany                                                        8.0%
Switzerland                                                    6.8%
Canada                                                         6.3%
Australia                                                      5.9%
Other(1)                                                      43.8%

(1) Includes France 5.7%, Netherlands 4.6%, Sweden 3.6%, Spain 3.4%, Hong Kong 3.1%, United States 1.8%, Finland 1.7%, Singapore 1.6%, Ireland 1.4%, Italy 1.4%, South Korea 1.4%, Brazil 1.2%, Denmark 1.2%, Luxembourg 1.2%, Greece 1.1%, China 1.0%, Austria 0.9%, Belgium 0.9%, South Africa 0.9%, India 0.7%, Mexico 0.4%, Czech Republic 0.3%, Norway 0.3%, Taiwan 0.3%, Chile 0.2%, Indonesia 0.1%, New Zealand 0.1%, Russia 0.1% and Cash & Cash Equivalents(2) 3.2%.
(2) Of the 3.2%, 0.8% is due to security lending activity and 2.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Nestle (Switzerland)                  1.5%
Nokia (Finland)                       1.3%
Telefonica (Spain)                    1.3%
Fugro (Netherlands)                   1.2%
BHP Billiton (Australia)              1.1%
Anglo American (United Kingdom)       0.9%
BHP Billiton (United Kingdom)         0.8%
GlaxoSmithKline (United Kingdom)      0.8%
ArcelorMittal (Luxembourg)            0.8%
ABB (Switzerland)                     0.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

       RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                     X        LARGE
                     X        MEDIUM      SIZE
                     X        SMALL



Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

COLUMBIA WANGER ASSET MANAGEMENT, L.P.

                             YEARS IN INDUSTRY
Zachary Egan, CFA                    8
Louis Mendes, CFA                   16

PRINCIPAL GLOBAL INVESTORS, LLC

                             YEARS IN INDUSTRY
John Pihlblad, CFA                  30
Steven Larson, CFA                  15

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXGAX          09/28/01
Class B                     APIBX          09/28/01
Class C                     RIACX          09/28/01
Class I                     AIGGX          03/04/04
Class R4(1)                    --          09/28/01
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $768.2 million
Number of holdings                              368

--------------------------------------------------------------------------------

 4 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource International Aggressive Growth Fund
  Class A (excluding sales charge)                     +33.56%

Morgan Stanley Capital International EAFE Growth
  Index (unmanaged)                                    +28.95%

Lipper International Multi-Cap Growth Funds Index      +34.96%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
 Class A                                          1.61%                        1.54%
 Class B                                          2.37%                        2.30%
 Class C                                          2.36%                        2.30%
 Class I                                          1.17%                        1.15%
 Class R4(b)                                      1.47%                        1.45%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01%) will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.16% for Class I and 1.46% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
--------------------------------------------------------------------------------

       RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 9/28/01)         +33.56%   +26.76%   +25.09%    +17.84%
 Class B (inception 9/28/01)         +32.54%   +25.84%   +24.09%    +16.94%
 Class C (inception 9/28/01)         +32.56%   +25.84%   +24.09%    +16.94%
 Class I (inception 3/4/04)          +34.10%   +27.33%      N/A     +23.29%
 Class R4* (inception 9/28/01)       +33.70%   +26.96%   +25.28%    +18.03%

WITH SALES CHARGE
 Class A (inception 9/28/01)         +25.94%   +24.27%   +23.61%    +16.71%
 Class B (inception 9/28/01)         +27.54%   +24.99%   +23.92%    +16.94%
 Class C (inception 9/28/01)         +31.56%   +25.84%   +24.09%    +16.94%

AT SEPT. 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 9/28/01)         +31.53%   +25.71%   +24.26%    +16.98%
 Class B (inception 9/28/01)         +30.67%   +24.73%   +23.35%    +16.09%
 Class C (inception 9/28/01)         +30.68%   +24.73%   +23.35%    +16.09%
 Class I (inception 3/4/04)          +32.25%   +26.26%      N/A     +21.92%
 Class R4* (inception 9/28/01)       +31.71%   +25.92%   +24.51%    +17.18%

WITH SALES CHARGE
 Class A (inception 9/28/01)         +23.97%   +23.26%   +22.80%    +15.83%
 Class B (inception 9/28/01)         +25.67%   +23.87%   +23.18%    +16.09%
 Class C (inception 9/28/01)         +29.68%   +24.73%   +23.35%    +16.09%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource International Aggressive Growth Fund rose 33.56% (Class A shares, excluding sales charge) for the 12 months ended Oct. 31, 2007, outperforming its benchmark, the Morgan Stanley Capital International (MSCI), EAFE Growth Index, which advanced 28.95%. The Fund underperformed its peer group, as represented by the Lipper International Multi-Cap Growth Funds Index, which increased 34.96% for the period. The Fund's portfolio turnover rate was 104% for the fiscal year.

RiverSource International Aggressive Growth Fund is managed by two independent money management firms. As of Oct. 31, 2007, Principal Global Investors, LLC (Principal) and Columbia Wanger Asset Management, L.P. (Columbia Wanger) each managed approximately 64% and 36% of the Fund's assets, respectively. Below, each subadviser discusses results and positioning for their portion of the Fund for the fiscal year.

At Oct. 31, 2007, approximately 34% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource International Aggressive Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 40, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource International Aggressive Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussion beginning on pages 14 and 37.

Q: What factors affected performance the most for your portion of the Fund during the annual period?

   PRINCIPAL: The majority of positive performance for our portion of the Fund's portfolio was driven by effective stock selection within the industrials, information technology and materials sectors. Stock selection was least effective in the financials and consumer staples sectors. From a country perspective, stock selection was most effective in Japan, Switzerland, Germany and Canada during this period, and least effective in the U.K.

   Two stocks that were among the largest contributors to positive performance during the period were Nintendo and STX Shipbuilding. Nintendo, a Japanese pioneer of home video game systems, has created innovative software and unique interface controllers that have driven dramatic revenue and profit
--------------------------------------------------------------------------------

       RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   growth, which has exceeded even the most aggressive forecasts. STX Shipbuilding, a South Korean manufacturer of container and bulk carrier ships, continues to benefit from robust global demand for bulk freight, including iron ore and coal. As a result, both shipping rates and the demand for new ships have been rising.

   Among the stocks that met our stock selection requirements and also generated strong performance during the period were Research in Motion, developer of the well-known Blackberry wireless communication devices; ArcelorMittal, the world's largest steel producer; and SGL Carbon, a German manufacturer of carbon fiber used in new aircraft,

   Detractors from portfolio performance for the period included two consumer staples companies: C&C Group, an Irish beverage producer, and Tate&Lyle, a United Kingdom provider of sweeteners, such as Splenda. While C&C Group nearly doubled its revenue in the first half of the year, driven by strong growth in sales of its Magners cider, its full-year sales were negatively impacted by poor weather. Tate&Lyle's earnings increased only modestly, as sales of Splenda to U.S. soft-drink companies failed to meet expectations.

   THE MAJORITY OF POSITIVE PERFORMANCE FOR OUR PORTION OF THE FUND'S PORTFOLIO WAS DRIVEN BY EFFECTIVE STOCK SELECTION WITHIN THE INDUSTRIALS, INFORMATION TECHNOLOGY AND MATERIALS SECTORS. STOCK SELECTION WAS LEAST EFFECTIVE IN THE FINANCIALS AND CONSUMER STAPLES SECTORS. -- PRINCIPAL


   COLUMBIA WANGER: On a regional basis, our portion of the Fund benefited from strong stock selection in continental Europe and Asia (excluding Japan) and also from a modest overweight in continental Europe. Particularly strong returns were generated in the Netherlands, Sweden and Germany. Additional top regional performers were Hong Kong, Korea and Singapore.

   Financials were the largest contributors to positive performance, largely driven by stock selection. Two standouts within the financials sector that significantly benefited our portion of the portfolio were Hong Kong Exchanges and Clearing and Singapore Exchange. We overweighted energy stocks with a bias toward oil service companies, which proved to be the second largest sector-related
--------------------------------------------------------------------------------

 8 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   contributor to positive performance. Fugro, a Dutch oil services company, was a major contributor to returns as was ShawCor, a Canadian energy company providing technology-based products and services for the pipeline and pipe services market.

   Detracting from returns during the period were holdings in Japan. We believed Japan offered compelling valuations but the region severely underperformed compared to the rest of the globe. Notable disappointments included Park24, a Japanese parking lot operator, and Kenedix, a Japanese real-estate firm. Elsewhere in the world, Grafton Group, an Irish material wholesaling and do-it-yourself retailer dragged performance down as housing starts declined in its home market and the U.K.

Q: What changes did you make to your portion of the Fund?

   PRINCIPAL: Our portion of the Fund's portfolio continues to be invested in companies with growth characteristics that demonstrate, in our view, improving business fundamentals, rising investor expectations and attractive relative valuations. As a result, changes to the portfolio have been and will continue to be driven by individual or stock-specific buy and sell decisions that are aligned with this bottom-up stock selection investment philosophy and process. Consistent with this approach, we have not made any significant regional, country or sector changes in the portfolio.

   COLUMBIA WANGER: At the beginning of the period, we decreased or sold several positions with subprime exposure in Ireland and the U.K. This reduced stance proved timely as global markets, and particularly stocks with subprime exposure, fell sharply in response to troubles in the credit markets later in the period.

   The portfolio's Japan weighting was increased slightly after maintaining an underweight for many years relative to the MSCI EAFE Growth Index. We believe Japan is an important part of our investment universe. Japan's total market capitalization is substantive in a global context, and we believe valuations are increasingly attractive, even as fundamentals improve. Also, for several years the portfolio maintained a substantial overweight in Ireland at the expense of the U.K. While several Irish holdings have been strong performers, we took profits in a number of names based on valuation, thus reducing the Fund's overall exposure to Ireland.
--------------------------------------------------------------------------------

       RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q:
   How are you positioning your portion of the Fund going forward?

   PRINCIPAL: Our international growth equity investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. In terms of stock selection, we focus on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Therefore, going forward, we will continue to focus our stock selection efforts on international companies with growth characteristics that fit this profile.

   COLUMBIA WANGER: We will continue to look for stocks that appear attractive relative to intrinsic value. A general re-rating of small-cap international stocks over the last few years has made it increasingly difficult to find ideas that satisfy our return requirements. That said, the small-cap universe we are addressing is huge. We continue to find interesting stocks, particularly in places that a majority of investors have overlooked in recent years, for example in Japan or in technology.

   WE CONTINUE TO FIND INTERESTING STOCKS, PARTICULARLY IN PLACES THAT A MAJORITY OF INVESTORS HAVE OVERLOOKED IN RECENT YEARS, FOR EXAMPLE IN JAPAN OR IN TECHNOLOGY. -- COLUMBIA WANGER


Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 10 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Aggressive Growth Fund Class A shares (from 10/01/01 to 10/31/07)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Growth Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS

                                                                              SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $12,594    $19,191    $28,858       $25,610
        Average annual total return        +25.94%    +24.27%    +23.61%       +16.71%
MSCI EAFE GROWTH INDEX(1)
        Cumulative value of $10,000       $12,895    $18,933    $26,369       $24,286
        Average annual total return        +28.95%    +23.71%    +21.40%       +15.70%
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $13,496    $21,184    $30,579       $26,718
        Average annual total return        +34.96%    +28.43%    +25.05%       +17.53%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                              RIVERSOURCE INTERNATIONAL
                                               AGGRESSIVE GROWTH FUND
                                               CLASS A (INCLUDES SALES        MSCI EAFE GROWTH        LIPPER INTERNATIONAL MULTI-
                                                        CHARGE)                   INDEX(1)             CAP GROWTH FUNDS INDEX(2)
                                              -------------------------      ------------------       ---------------------------
10/1/01                                                $ 9,425                     $10,000                      $10,000
10/01                                                    9,627                      10,398                       10,428
10/02                                                    8,362                       9,210                        8,739
10/03                                                   10,641                      11,218                       11,116
10/04                                                   12,573                      12,826                       12,612
10/05                                                   15,073                      15,138                       15,405
10/06                                                   19,175                      18,833                       19,797
10/07                                                   25,610                      24,286                       26,718

(1) The Morgan Stanley Capital International (MSCI) EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,149.40        $ 8.61(c)        1.59%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.19        $ 8.08(c)        1.59%
 Class B
   Actual(b)                    $1,000         $1,144.30        $12.65(c)        2.34%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.41        $11.88(c)        2.34%
 Class C
   Actual(b)                    $1,000         $1,144.50        $12.65(c)        2.34%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.41        $11.88(c)        2.34%
 Class I
   Actual(b)                    $1,000         $1,150.90        $ 6.23(c)        1.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.41        $ 5.85(c)        1.15%
 Class R4*
   Actual(b)                    $1,000         $1,149.50        $ 7.91(c)        1.46%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.85        $ 7.43(c)        1.46%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +14.94% for Class A, +14.43% for Class B, +14.45% for Class C, +15.09% for Class I and +14.95% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.16% for Class I and 1.46% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2007. If this change had been in place for the entire six month period ended Oct. 31, 2007, the actual expenses paid would have been $8.34 for Class A, $12.43 for Class B, $12.43 for Class C, $6.23 for Class I and $7.86 for Class R4; the hypothetical expenses paid would have been $7.83 for Class A, $11.67 for Class B, $11.67 for Class C, $5.85 for Class I and $7.37 for Class R4.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.1%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (5.9%)
BIOTECHNOLOGY (0.3%)
CSL                                                  71,864              $2,468,319
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.6%)
Macquarie Bank                                       39,624(b,d)          3,163,926
Perpetual                                            17,700               1,230,981
                                                                    ---------------
Total                                                                     4,394,907
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Seek                                                256,094               2,240,790
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Leighton Holdings                                    50,113               2,933,134
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Australian Stock Exchange                            30,000               1,617,335
Babcock & Brown                                      75,816               2,194,816
                                                                    ---------------
Total                                                                     3,812,151
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
WorleyParsons                                        81,459               3,681,408
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Woolworths                                          123,335               3,864,695
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Cochlear                                             38,119               2,450,605
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
Computershare                                        51,916                 418,511
-----------------------------------------------------------------------------------

METALS & MINING (2.0%)
BHP Billiton                                        201,627               8,777,908
Jubilee Mines                                        90,000               2,005,024
Rio Tinto                                            34,873               3,619,015
Sino Gold Mining                                    250,000(b)            1,786,755
                                                                    ---------------
Total                                                                    16,188,702
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.2%)
Caltex Australia                                     59,774               1,202,263
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Billabong Intl                                      135,000               1,906,108
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

AUSTRIA (0.9%)
BUILDING PRODUCTS (0.2%)
Wienerberger                                         21,832              $1,364,000
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Zumtobel                                             44,000               1,882,277
-----------------------------------------------------------------------------------

METALS & MINING (0.4%)
voestalpine                                          33,095               2,990,425
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Telekom Austria                                      35,300               1,012,484
-----------------------------------------------------------------------------------

BELGIUM (0.8%)
BEVERAGES (0.4%)
InBev                                                33,283               3,150,255
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
KBC Groep                                            15,561               2,187,203
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Eurofins Scientific                                  10,000               1,072,963
-----------------------------------------------------------------------------------

BRAZIL (1.2%)
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Bovespa Holding                                      60,200(b)            1,146,253
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Porto Seguro                                         36,000               1,617,868
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
Redecard                                             31,300                 661,994
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Suzano Papel e Celulose                             196,000               3,340,098
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Natura Cosmeticos                                   110,000               1,306,270
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Localiza Rent A Car                                  92,100               1,090,511
-----------------------------------------------------------------------------------

CANADA (6.3%)
CAPITAL MARKETS (0.2%)
AGF Management Cl B                                  47,400               1,841,800
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CANADA (CONT.)

CHEMICALS (1.0%)
Agrium                                               45,100              $2,865,008
Potash Corp of Saskatchewan                          36,800               4,581,980
                                                                    ---------------
Total                                                                     7,446,988
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
Toronto-Dominion Bank                                26,600               2,009,434
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Research In Motion                                   45,700(b)            5,697,380
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
ShawCor Series A                                     82,800               3,454,018
Tesco                                                16,500(b)              486,585
                                                                    ---------------
Total                                                                     3,940,603
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Power Corp of Canada                                 40,700               1,746,071
-----------------------------------------------------------------------------------

IT SERVICES (0.3%)
CGI Group Cl A                                      170,618(b)            1,943,727
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
First Quantum Minerals                               22,000               2,368,640
Inmet Mining                                         17,400               1,860,667
Ivanhoe Mines                                        39,000(b)              536,379
                                                                    ---------------
Total                                                                     4,765,686
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
EnCana                                               74,500               5,213,817
Husky Energy                                         10,071                 469,482
Imperial Oil                                         49,400               2,690,979
Petro-Canada                                         30,500               1,662,250
Suncor Energy                                        43,900               4,808,317
Uranium One                                         198,000(b)            2,199,068
                                                                    ---------------
Total                                                                    17,043,913
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
RONA                                                 61,000(b)            1,378,878
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (--%)
lululemon athletica                                     800(b)               42,576
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
Finning Intl                                          7,623                 262,305
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CHILE (0.2%)
CHEMICALS
Sociedad Quimica y Minera de Chile ADR                7,300              $1,401,600
-----------------------------------------------------------------------------------

CHINA (1.0%)
AIR FREIGHT & LOGISTICS (0.1%)
Sinotrans Cl H                                    1,300,000                 831,786
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
Sohu.com                                             17,000(b)            1,018,470
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
TravelSky Technology Series H                       812,000                 972,214
-----------------------------------------------------------------------------------

MARINE (0.5%)
China Shipping Development Series H                 966,000               3,300,767
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Jiangsu Expressway Series H                       1,230,000               1,422,977
-----------------------------------------------------------------------------------

CZECH REPUBLIC (0.3%)
COMMERCIAL BANKS
Komercni Banka                                        8,365               1,931,767
-----------------------------------------------------------------------------------

DENMARK (1.1%)
BEVERAGES (0.3%)
Carlsberg Series B                                   14,850               2,008,924
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Rockwool Intl Series B                                5,680               1,819,174
-----------------------------------------------------------------------------------

CHEMICALS (0.2%)
Novozymes Series B                                   12,070               1,319,257
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Novo Nordisk Series B                                29,500               3,677,005
-----------------------------------------------------------------------------------

FINLAND (1.7%)
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Jaakko Poyry Group                                   81,000               2,291,327
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Nokia                                               257,959              10,245,317
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Stockmann Series B                                   14,300                 714,960
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FRANCE (5.6%)
AIR FREIGHT & LOGISTICS (0.3%)
Norbert Dentressangle                                17,000              $2,048,779
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Michelin Series B                                    14,308               1,927,042
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Bacou-Dalloz                                          9,700               1,363,613
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
VINCI                                                46,300               3,820,730
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.3%)
Ciments Francais                                      4,000                 754,148
Imerys                                               12,600               1,227,608
                                                                    ---------------
Total                                                                     1,981,756
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Iliad                                                22,000               2,312,179
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
Carbone Lorraine                                     27,000               2,425,590
Legrand                                              31,000               1,148,466
Nexans                                               13,539               2,312,075
                                                                    ---------------
Total                                                                     5,886,131
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.3%)
Compagnie Generale de Geophysique-Veritas             6,922(b)            2,265,328
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Rubis                                                16,500               1,580,938
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Pierre & Vacances                                    11,000               1,446,913
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Kaufman & Broad                                      18,844               1,075,285
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Wendel Investissement                                12,529               2,158,717
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
APRIL Group                                          16,000               1,028,030
CNP Assurances                                       14,437               1,844,692
                                                                    ---------------
Total                                                                     2,872,722
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Trigano                                              30,000               1,574,956
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FRANCE (CONT.)

MEDIA (0.4%)
Hi-Media                                             50,000                $530,662
Vivendi                                              48,710               2,201,260
                                                                    ---------------
Total                                                                     2,731,922
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.2%)
Neopost                                              12,000               1,395,694
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Unibail-Rodamco                                      12,828               3,203,799
-----------------------------------------------------------------------------------

SOFTWARE (0.1%)
Ubisoft Entertainment                                 7,023(b)              579,022
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Bouygues                                             32,274               3,114,897
-----------------------------------------------------------------------------------

GERMANY (7.4%)
AUTO COMPONENTS (0.6%)
Continental                                          22,869               3,455,892
ElringKlinger                                        13,000               1,423,722
                                                                    ---------------
Total                                                                     4,879,614
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Daimler                                              15,758               1,737,873
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Deutsche Beteiligungs                                17,500                 609,064
MPC Muenchmeyer Petersen Capital                     16,200               1,323,958
                                                                    ---------------
Total                                                                     1,933,022
-----------------------------------------------------------------------------------

CHEMICALS (0.9%)
BASF                                                 37,533               5,210,802
Bayer                                                17,673               1,475,951
                                                                    ---------------
Total                                                                     6,686,753
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
GFK                                                  24,000                 966,337
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Wincor Nixdorf                                       20,500               2,042,062
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Deutsche Boerse                                      32,970               5,293,170
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
E.ON                                                 10,041               1,965,420
-----------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (CONT.)
Electrical Equipment (0.3%)
SGL Carbon                                           34,194(b)           $2,009,660
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Fresenius Medical Care & Co                          32,534               1,711,898
Rhon-Klinikum                                        82,000               2,591,534
                                                                    ---------------
Total                                                                     4,303,432
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Rational                                              6,300               1,451,247
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Siemens                                              27,602               3,769,228
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Allianz                                               6,460               1,457,521
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Takkt                                                40,000                 776,449
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
MAN                                                  18,847               3,374,364
Vossloh                                              11,000               1,298,052
                                                                    ---------------
Total                                                                     4,672,416
-----------------------------------------------------------------------------------

MEDIA (0.2%)
CTS Eventim                                          31,400               1,470,240
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Salzgitter                                           12,870               2,534,077
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
RWE                                                  35,441               4,834,560
-----------------------------------------------------------------------------------

SOFTWARE (0.1%)
SAP                                                  18,515               1,006,032
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Adidas                                               35,584               2,364,819
-----------------------------------------------------------------------------------

GREECE (1.1%)
BEVERAGES (0.3%)
Coca-Cola Hellenic Bottling                          39,661               2,462,126
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
Natl Bank of Greece                                  34,421               2,405,317
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GREECE (CONT.)

HOTELS, RESTAURANTS & LEISURE (0.5%)
Intralot-Integrated Lottery Systems &
 Services                                            76,000              $3,297,055
-----------------------------------------------------------------------------------

HONG KONG (3.1%)
COMMUNICATIONS EQUIPMENT (0.3%)
Vtech Holdings                                      286,000               2,442,193
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Lenovo Group                                      2,557,000               2,912,118
TPV Technology                                    1,165,000                 784,518
                                                                    ---------------
Total                                                                     3,696,636
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Xinyu Hengdeli Holdings                           1,600,000                 837,489
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Hong Kong Exchanges and Clearing                    100,000               3,338,269
Jardine Matheson Holdings                            74,222               2,273,797
                                                                    ---------------
Total                                                                     5,612,066
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
China Green Holdings                              1,370,000               1,523,420
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
FU JI Food & Catering Services Holdings             410,000               1,038,545
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Lifestyle Intl Holdings                             461,000               1,266,929
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Hengan Intl Group                                   511,000               1,992,948
-----------------------------------------------------------------------------------

SOFTWARE (0.1%)
Global Digital Creations Holdings                 1,900,000(b)              723,132
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Esprit Holdings                                     188,700               3,151,559
-----------------------------------------------------------------------------------


                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)
Transportation Infrastructure (0.2%)
Hong Kong Aircraft Engineering                       30,000                $762,649
Hopewell Highway Infrastructure                     900,000                 848,747
                                                                    ---------------
Total                                                                     1,611,396
-----------------------------------------------------------------------------------

INDIA (0.7%)
CHEMICALS (0.4%)
Asian Paints                                         36,000                 951,269
United Phosphorus                                   190,000               1,747,072
                                                                    ---------------
Total                                                                     2,698,341
-----------------------------------------------------------------------------------

METALS & MINING (--%)
JSW Steel                                             1,685                  41,308
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Housing Development Finance                          40,000               2,841,136
-----------------------------------------------------------------------------------

INDONESIA (0.1%)
GAS UTILITIES
Perusahaan Gas Negara                               700,000               1,097,627
-----------------------------------------------------------------------------------

IRELAND (1.4%)
BUILDING PRODUCTS (0.2%)
Kingspan Group                                       95,441               2,253,310
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
Allied Irish Banks                                   53,868               1,358,162
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
CRH                                                  45,271               1,746,659
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
IAWS Group                                           90,000               2,134,403
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
United Drug                                         388,000               1,943,787
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Paddy Power                                          25,000               1,039,876
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Grafton Group Unit                                   48,000(b)              538,177
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ITALY (1.4%)
AUTO COMPONENTS (--%)
Cobra Automotive Technologies                        11,000(b)             $126,562
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ducati Motor Holding                                565,000(b)            1,627,921
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
GranitiFiandre                                       62,000                 882,159
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Enel                                                227,559               2,728,620
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Prysmian                                             68,757(b)            1,986,061
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Amplifon                                            146,000               1,240,970
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
SABAF                                                15,000                 553,148
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Compagnie Industriali Riunite                       410,000               1,703,509
-----------------------------------------------------------------------------------

JAPAN (15.6%)
AIR FREIGHT & LOGISTICS (0.3%)
Kintetsu World Express                               36,000               1,287,330
Yusen Air & Sea Service                              64,000               1,306,380
                                                                    ---------------
Total                                                                     2,593,710
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Aisin Seiki                                          40,600               1,668,766
FCC                                                  53,000                 997,007
Takata                                               18,000                 643,050
Tokai Rika                                           62,400               1,846,035
                                                                    ---------------
Total                                                                     5,154,858
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
ITO EN                                               32,000                 676,542
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Asahi Glass                                         192,000               2,644,976
Nippon Sheet Glass                                  327,683               2,001,099
                                                                    ---------------
Total                                                                     4,646,075
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.1%)
RISA Partners                                           440                 983,968
-----------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)
Chemicals (0.6%)
Japan Pure Chemical                                      72                $277,823
Kansai Paint                                        271,000               2,035,099
ZEON                                                215,000               2,030,869
                                                                    ---------------
Total                                                                     4,343,791
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
Chiba Bank                                          143,000               1,148,102
Fukuoka Financial Group                             107,000                 689,823
Kansai Urban Banking                                265,000                 924,725
Shizuoka Bank                                       167,000               1,753,861
Sumitomo Mitsui Financial Group                         117                 958,676
Suruga Bank                                          66,142                 864,841
                                                                    ---------------
Total                                                                     6,340,028
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
AEON Delight                                         10,500                 382,957
Fullcast                                                650(d)              376,291
Matsuda Sangyo                                       58,110               2,068,416
Park24                                              185,000(d)            1,842,348
                                                                    ---------------
Total                                                                     4,670,012
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Toshiba                                             364,000               3,083,388
Wacom                                                   170                 420,510
                                                                    ---------------
Total                                                                     3,503,898
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Osaka Securities Exchange                               112                 600,670
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Cosel                                                70,000                 999,220
Ushio                                                73,000               1,507,038
                                                                    ---------------
Total                                                                     2,506,258
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
Hirose Electric                                       3,700                 443,835
Hoya                                                 47,000               1,711,972
Ibiden                                               63,700               5,401,173
TOPCON                                               66,900                 977,233
                                                                    ---------------
Total                                                                     8,534,213
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Ain Pharmaciez                                       35,000                 548,907
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

FOOD PRODUCTS (0.2%)
T. Hasegawa                                          48,500                $856,729
Unicharm PetCare                                     16,400                 813,553
                                                                    ---------------
Total                                                                     1,670,282
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nagaileben                                            3,700                  68,538
Nakanishi                                             6,400                 804,648
Olympus                                              53,000               2,207,838
Sysmex                                               18,000                 737,510
                                                                    ---------------
Total                                                                     3,818,534
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
AS ONE                                               30,000                 697,528
Message                                                 175                 322,638
                                                                    ---------------
Total                                                                     1,020,166
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Joint                                                34,500                 980,619
Makita                                               55,900               2,693,897
Sony                                                 21,800               1,076,951
                                                                    ---------------
Total                                                                     4,751,467
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
Sompo Japan Insurance                               160,000               1,882,354
-----------------------------------------------------------------------------------

IT SERVICES (0.4%)
Nomura Research Institute                            59,000               2,086,130
NTT Data                                                273               1,245,299
                                                                    ---------------
Total                                                                     3,331,429
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Nikon                                                74,000               2,375,511
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Hitachi Construction Machinery                       54,300               2,227,826
Komatsu                                             104,000               3,487,830
OSG                                                  73,600                 931,369
Union Tool                                           23,000                 855,920
                                                                    ---------------
Total                                                                     7,502,945
-----------------------------------------------------------------------------------


                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)
Marine (0.7%)
Kawasaki Kisen Kaisha                               135,000              $1,874,403
Mitsui OSK Lines                                    190,000               3,141,184
Nisshinbo Inds                                       40,146                 627,482
                                                                    ---------------
Total                                                                     5,643,069
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Jupiter Telecommunications                            2,100(b)            1,693,380
-----------------------------------------------------------------------------------

METALS & MINING (1.0%)
Nippon Steel                                        582,000               3,869,449
Pacific Metals                                      109,000               1,381,140
Sumitomo Metal Mining                               103,000               2,299,129
                                                                    ---------------
Total                                                                     7,549,718
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.2%)
Canon                                                27,700               1,402,029
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Mitsubishi Tanabe Seiyaku                           111,000               1,279,353
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
AEON Mall                                            39,000               1,014,566
Ardepro                                               3,395               1,141,639
Kenedix                                                 720               1,589,304
Sumitomo Realty & Development                        52,000               1,835,905
Urban                                               128,800               2,256,880
                                                                    ---------------
Total                                                                     7,838,294
-----------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Central Japan Railway                                   290               3,001,034
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Disco                                                27,317               1,635,414
-----------------------------------------------------------------------------------

SOFTWARE (0.9%)
Nintendo                                              8,600               5,463,334
Trend Micro                                          37,329               1,653,960
                                                                    ---------------
Total                                                                     7,117,294
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
GEO                                                     571(d)            1,364,766
POINT                                                 8,000                 406,182
USS                                                  19,000               1,244,889
                                                                    ---------------
Total                                                                     3,015,837
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

TOBACCO (0.3%)
Japan Tobacco                                           387              $2,256,371
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
ITOCHU                                              150,000               2,161,500
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Kamigumi                                             55,000                 447,966
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
KDDI                                                    364               2,750,009
-----------------------------------------------------------------------------------

LUXEMBOURG (1.2%)
MEDIA (0.5%)
SES FDR                                             140,000               3,463,927
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
ArcelorMittal                                        72,813               5,832,335
-----------------------------------------------------------------------------------

MEXICO (0.4%)
HOUSEHOLD DURABLES (0.2%)
Consorcio ARA                                       800,000                 926,079
Urbi Desarrollos Urbanos                            310,000(b)            1,197,833
                                                                    ---------------
Total                                                                     2,123,912
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Grupo Aeroportuario del Sureste ADR                  20,000               1,192,800
-----------------------------------------------------------------------------------

NETHERLANDS (4.6%)
BEVERAGES (0.4%)
Heineken                                             44,042               3,091,735
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
USG People                                           26,900                 819,651
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Imtech                                               65,490               2,032,220
Royal Boskalis Westminster                           19,200               1,172,676
Wavin                                                66,500               1,155,558
                                                                    ---------------
Total                                                                     4,360,454
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Fugro                                               103,029               9,056,771
SBM Offshore                                         19,300                 744,814
                                                                    ---------------
Total                                                                     9,801,585
-----------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
NETHERLANDS (CONT.)
Food & Staples Retailing (0.2%)
Sligro Food Group                                    37,057              $1,426,649
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Unilever                                             39,522               1,286,405
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
OPG Groep                                            38,300               1,328,667
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Qiagen                                               35,000(b)              820,436
-----------------------------------------------------------------------------------

MACHINERY (0.3%)
Aalberts Inds                                        89,242               2,161,191
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
ASML Holding                                         66,506(b)            2,315,770
-----------------------------------------------------------------------------------

SOFTWARE (0.3%)
Unit 4 Agresso                                       64,150               2,091,874
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Ten Cate                                             50,539               2,076,129
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Smit Intl                                            25,000               2,427,437
Vopak                                                20,000               1,148,278
                                                                    ---------------
Total                                                                     3,575,715
-----------------------------------------------------------------------------------

NEW ZEALAND (0.1%)
HOTELS, RESTAURANTS & LEISURE
Sky City Entertainment Group                        256,885               1,067,269
-----------------------------------------------------------------------------------

NORWAY (0.3%)
AUTO COMPONENTS (0.1%)
Kongsberg Automotive                                 99,350                 702,591
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
DNB NOR                                             111,700               1,851,649
-----------------------------------------------------------------------------------

RUSSIA (0.1%)
IT SERVICES
RBC Information Systems ADR                          22,950(b)              844,560
-----------------------------------------------------------------------------------

SINGAPORE (1.6%)
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Singapore Exchange                                  315,000               3,452,361
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SINGAPORE (CONT.)

FOOD & STAPLES RETAILING (0.1%)
Olam Intl                                           300,000                $732,750
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CapitaLand                                          412,000               2,320,221
City Developments                                   214,000               2,363,337
Keppel Land                                         342,000               1,978,752
                                                                    ---------------
Total                                                                     6,662,310
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
ComfortDelGro                                       850,000               1,141,819
-----------------------------------------------------------------------------------

SOUTH AFRICA (0.9%)
MEDIA (0.3%)
Naspers Series N                                     64,000               2,035,797
-----------------------------------------------------------------------------------

METALS & MINING (0.4%)
Impala Platinum Holdings                             66,000               2,494,535
Randgold Resources ADR                               29,500               1,060,230
                                                                    ---------------
Total                                                                     3,554,765
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Mr Price Group                                      310,000               1,262,001
-----------------------------------------------------------------------------------

SOUTH KOREA (1.4%)
BUILDING PRODUCTS (0.2%)
Sung Kwang Bend                                      41,000               1,677,485
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
MegaStudy                                             7,500               2,764,164
YBM Sisa.com                                         12,000                 197,693
                                                                    ---------------
Total                                                                     2,961,857
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Woongjin Coway                                       40,000               1,531,202
-----------------------------------------------------------------------------------

MACHINERY (0.4%)
JVM                                                   2,391                 162,084
Taewoong                                             20,000               2,854,590
                                                                    ---------------
Total                                                                     3,016,674
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Korea Zinc                                            6,138               1,238,160
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SPAIN (3.4%)
BIOTECHNOLOGY (0.3%)
Grifols                                              77,981              $2,068,930
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
Banco Bilbao Vizcaya Argentaria                      48,203               1,219,918
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
ACS Actividades de Construccion y Servicios          46,983               2,917,010
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Bolsas y Mercados Espanoles                          31,542               2,205,674
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Telefonica                                          296,326               9,812,088
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Red Electrica de Espana                              17,800               1,000,757
Union Fenosa                                         32,746               2,181,114
                                                                    ---------------
Total                                                                     3,181,871
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Promotora de Informaciones                           40,000                 786,368
Sogecable                                            27,000(b)            1,092,351
                                                                    ---------------
Total                                                                     1,878,719
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Inditex                                              40,693               3,042,669
-----------------------------------------------------------------------------------

SWEDEN (3.6%)
COMMERCIAL BANKS (0.2%)
Skandinaviska Enskilda Banken Series A               55,400               1,706,187
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Securitas Systems Series B                          450,000               1,809,561
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Peab                                                147,200               1,340,512
Peab Industri Series B                               72,500(b)              616,467
Sweco Series B                                      139,000               1,403,733
                                                                    ---------------
Total                                                                     3,360,712
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWEDEN (CONT.)

MACHINERY (1.4%)
Alfa Laval                                           35,075              $2,795,134
Hexagon Series B                                    182,210               4,412,702
Sandvik                                             151,600               2,881,302
                                                                    ---------------
Total                                                                    10,089,138
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
SSAB Svenskt Stal Series A                           61,200               1,995,550
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Oriflame Cosmetics SDR                               37,650               2,281,302
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Meda Series A                                       111,950               1,696,003
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Hennes & Mauritz Series B                            59,600               3,983,284
Nobia                                               104,170                 917,698
                                                                    ---------------
Total                                                                     4,900,982
-----------------------------------------------------------------------------------

SWITZERLAND (6.8%)
BIOTECHNOLOGY (0.2%)
Actelion                                             33,856(b)            1,684,254
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Geberit                                              10,700               1,447,459
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Julius Baer Holding                                  38,772               3,367,663
-----------------------------------------------------------------------------------

CHEMICALS (0.4%)
Givaudan                                              1,200               1,180,511
Sika                                                  1,000               1,982,911
                                                                    ---------------
Total                                                                     3,163,422
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.1%)
Logitech Intl                                        17,000(b)              592,013
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.7%)
ABB                                                 188,924               5,711,738
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
Nestle                                               25,177              11,629,805
-----------------------------------------------------------------------------------


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWITZERLAND (CONT.)
Health Care Equipment & Supplies (0.4%)
Nobel Biocare Holding                                 4,550              $1,328,415
Synthes                                              15,100               1,885,621
                                                                    ---------------
Total                                                                     3,214,036
-----------------------------------------------------------------------------------

INSURANCE (0.3%)
Zurich Financial Services                             8,666               2,616,769
-----------------------------------------------------------------------------------

MACHINERY (0.4%)
Burckhardt Compression Holding                        6,300               1,919,244
Schindler Holding                                    18,500               1,297,227
                                                                    ---------------
Total                                                                     3,216,471
-----------------------------------------------------------------------------------

MARINE (0.4%)
Kuehne & Nagel Intl                                  26,500               2,848,096
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (--%)
Addax Petroleum                                       8,503                 372,440
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
Novartis                                             90,784               4,829,611
Roche Holding                                        28,469               4,863,015
                                                                    ---------------
Total                                                                     9,692,626
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Swatch Group Series B                                 8,275               2,649,387
-----------------------------------------------------------------------------------

TAIWAN (0.3%)

COMMUNICATIONS EQUIPMENT (--%)
GeoVision                                            12,000                 101,102
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.1%)
Advantech                                           209,600                 570,500
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Everlight Electronics                               152,428                 673,262
Wah Lee Industrial                                  331,801                 751,523
                                                                    ---------------
Total                                                                     1,424,785
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Formosa Intl Hotels                                  42,956                 427,344
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED KINGDOM (13.8%)
AEROSPACE & DEFENSE (0.3%)
Chemring Group                                       48,498              $2,236,190
-----------------------------------------------------------------------------------

BEVERAGES (0.5%)
SABMiller                                           115,252               3,471,195
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Henderson Group                                     557,797               2,181,485
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Standard Chartered                                  126,441               4,917,384
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Aggreko                                             111,793               1,462,606
Intertek Group                                       40,000                 857,833
RPS Group                                           180,000               1,461,108
                                                                    ---------------
Total                                                                     3,781,547
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Keller Group                                        124,463               2,947,193
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
BT Group                                            754,324               5,126,824
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Rotork                                               40,000                 914,096
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Expro Intl Group                                     86,928               2,218,290
Petrofac                                            194,837               2,094,873
                                                                    ---------------
Total                                                                     4,313,163
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Tesco                                               199,172               2,025,907
Wm Morrison Supermarkets                            454,830               2,807,352
                                                                    ---------------
Total                                                                     4,833,259
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Smith & Nephew                                      121,000               1,638,492
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Southern Cross Healthcare                           151,182               1,893,794
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Ladbrokes                                           222,235               1,909,341
Punch Taverns                                        79,740               1,671,798
                                                                    ---------------
Total                                                                     3,581,139
-----------------------------------------------------------------------------------


                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  25

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)
Household Durables (0.3%)
Berkeley Group Holdings Unit                         60,724(b)           $2,157,560
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Reckitt Benckiser                                    58,366               3,390,176
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Intl Power                                          293,938               2,996,647
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
Detica Group                                        110,000                 763,061
-----------------------------------------------------------------------------------

MACHINERY (0.3%)
Charter                                             110,371(b)            2,497,150
-----------------------------------------------------------------------------------

MEDIA (0.6%)
Informa                                              85,000                 948,503
Taylor Nelson Sofres                                360,944               1,621,887
United Business Media                               111,148               1,690,429
                                                                    ---------------
Total                                                                     4,260,819
-----------------------------------------------------------------------------------

METALS & MINING (2.1%)
Anglo American                                       97,795               6,801,764
BHP Billiton                                        156,331               6,003,322
Rio Tinto                                            27,366               2,566,000
                                                                    ---------------
Total                                                                    15,371,086
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Centrica                                            441,488               3,392,965
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
BG Group                                             68,474               1,269,442
Tullow Oil                                          193,100               2,568,498
                                                                    ---------------
Total                                                                     3,837,940
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
AstraZeneca                                          46,348               2,282,191
GlaxoSmithKline                                     233,046               5,985,438
Shire                                               139,652               3,497,690
                                                                    ---------------
Total                                                                    11,765,319
-----------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Go-Ahead Group                                       31,382               1,765,561
Northgate                                           102,000               2,053,304
                                                                    ---------------
Total                                                                     3,818,865
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

SOFTWARE (0.3%)
Autonomy                                            111,235(b)           $2,281,163
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
GAME Group                                          384,537               1,602,473
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Next                                                 22,307               1,024,038
-----------------------------------------------------------------------------------

TOBACCO (0.5%)
Imperial Tobacco Group                               74,003               3,755,983
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
SIG                                                  24,359                 536,835
-----------------------------------------------------------------------------------

UNITED STATES (1.8%)
BEVERAGES (0.4%)
Central European Distribution                        51,888(b)            2,759,404
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
BioMarin Pharmaceutical                              25,000(b)              693,250
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
iShares MSCI EAFE Index Fund                         44,871               3,863,393
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Atwood Oceanics                                      43,000(b)            3,622,320
Dresser-Rand Group                                   21,400(b)              828,180
FMC Technologies                                     32,000(b)            1,940,160
                                                                    ---------------
Total                                                                     6,390,660
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $548,094,759)                                                   $738,196,145
-----------------------------------------------------------------------------------

PREFERRED STOCKS (0.7%)(c)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (0.7%)
Porsche                                               1,866              $4,978,663
-----------------------------------------------------------------------------------

JAPAN (--%)
ITO EN                                                9,600                 152,911
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $2,080,766)                                                       $5,131,574
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

MONEY MARKET FUND (3.2%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 24,581,155(f)          $24,581,155
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $24,581,155)                                                     $24,581,155
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $574,756,680)(g)                                                $767,908,874
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.8% of net assets. See Note 6 to the financial statements. The Fund's cash equivalent position is 2.4% of net assets.

(f)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(g) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $585,377,280 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $191,408,865
Unrealized depreciation                                             (8,877,271)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $182,531,594
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  27

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $550,175,525)         $743,327,719
   Affiliated money market fund (identified cost
   $24,581,155) (Note 7)                                          24,581,155
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $574,756,680)                                                 767,908,874
Cash                                                                 154,392
Foreign currency holdings (identified cost $1,981,345) (Note
   1)                                                              1,992,314
Capital shares receivable                                            598,883
Dividends receivable                                               1,004,847
Receivable for investment securities sold                         21,317,189
Unrealized appreciation on forward foreign currency
   contracts (Note 5)                                                 34,607
----------------------------------------------------------------------------
Total assets                                                     793,011,106
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               405,791
Payable for investment securities purchased                       17,961,315
Payable upon return of securities loaned (Note 6)                  6,240,525
Unrealized depreciation on forward foreign currency
   contracts (Note 5)                                                 19,478
Accrued investment management services fee                            20,140
Accrued distribution fee                                               5,003
Accrued transfer agency fee                                            1,079
Accrued administrative services fee                                    1,618
Accrued plan administration services fee                                  10
Other accrued expenses                                               198,463
----------------------------------------------------------------------------
Total liabilities                                                 24,853,422
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $768,157,684
============================================================================

--------------------------------------------------------------------------------

 28 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    728,351
Additional paid-in capital                                       513,950,684
Undistributed net investment income                                1,648,670
Accumulated net realized gain (loss)                              58,664,605
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                           193,165,374
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $768,157,684
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $417,563,101
                                            Class B                            $ 75,005,561
                                            Class C                            $  6,676,027
                                            Class I                            $267,435,627
                                            Class R4                           $  1,477,368
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)    39,611,599    $      10.54
                                            Class B shares        7,389,114    $      10.15
                                            Class C shares          658,369    $      10.14
                                            Class I shares       25,036,721    $      10.68
                                            Class R4 shares         139,275    $      10.61
-------------------------------------------------------------------------------------------
 * Including securities on loan, at value
   (Note 6)                                                                    $  6,021,851
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $11.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  29

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 13,297,955
Interest                                                              15,149
Income distributions from affiliated money market fund (Note
   7)                                                                788,489
Fee income from securities lending (Note 6)                          180,873
   Less foreign taxes withheld                                    (1,394,769)
----------------------------------------------------------------------------
Total income                                                      12,887,697
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 6,048,963
Distribution fee
   Class A                                                           864,996
   Class B                                                           713,266
   Class C                                                            53,784
Transfer agency fee
   Class A                                                           661,132
   Class B                                                           145,774
   Class C                                                            10,657
   Class R4                                                              632
Service fee -- Class R4                                                   97
Administrative services fee                                          490,174
Plan administration services fee -- Class R4                           2,297
Compensation of board members                                         10,881
Custodian fees                                                       407,283
Printing and postage                                                 126,366
Registration fees                                                     60,316
Professional fees                                                     50,866
Other                                                                 29,485
----------------------------------------------------------------------------
Total expenses                                                     9,676,969
   Earnings and bank fee credits on cash balances (Note 2)           (12,655)
----------------------------------------------------------------------------
Total net expenses                                                 9,664,314
----------------------------------------------------------------------------
Investment income (loss) -- net                                    3,223,383
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 67,449,787
   Foreign currency transactions                                     (82,801)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           67,366,986
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    111,024,151
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            178,391,137
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $181,614,520
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  3,223,383    $    927,601
Net realized gain (loss) on investments                     67,366,986      79,791,597
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       111,024,151      22,219,976
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              181,614,520     102,939,174
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (5,430,875)     (1,845,176)
      Class B                                                 (726,414)        (83,255)
      Class C                                                  (53,672)         (4,225)
      Class I                                               (2,910,651)     (1,116,153)
      Class R4                                                 (17,038)         (5,241)
   Net realized gain
      Class A                                              (45,717,021)    (16,961,181)
      Class B                                              (10,632,128)     (4,727,673)
      Class C                                                 (719,319)       (266,313)
      Class I                                              (19,903,196)     (6,858,477)
      Class R4                                                (130,787)        (38,745)
--------------------------------------------------------------------------------------
Total distributions                                        (86,241,101)    (31,906,439)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  91,165,060      71,091,291
   Class B shares                                           13,363,532      14,885,642
   Class C shares                                            1,781,272       1,350,133
   Class I shares                                          103,076,679      42,682,617
   Class R4 shares                                             500,016         274,997
Reinvestment of distributions at net asset value
   Class A shares                                           50,077,720      18,411,725
   Class B shares                                           11,205,402       4,740,243
   Class C shares                                              756,571         266,034
   Class I shares                                           22,811,365       7,973,544
   Class R4 shares                                             144,540          42,563
Payments for redemptions
   Class A shares                                          (67,632,891)    (53,419,149)
   Class B shares (Note 2)                                 (25,134,569)    (20,865,258)
   Class C shares (Note 2)                                  (1,068,002)     (1,062,230)
   Class I shares                                          (21,322,785)    (24,093,579)
   Class R4 shares                                            (160,344)       (108,683)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            179,563,566      62,169,890
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    274,936,985     133,202,625
Net assets at beginning of year                            493,220,699     360,018,074
--------------------------------------------------------------------------------------
Net assets at end of year                                 $768,157,684    $493,220,699
======================================================================================
Undistributed net investment income                       $  1,648,670    $  3,933,129
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource International Aggressive Growth Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager), and the affiliated funds-of-funds owned 100% of Class I shares.

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned approximately 34% of the total outstanding fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT 33 risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments

--------------------------------------------------------------------------------

 34 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,630,808 and accumulated net realized gain has been decreased by $3,630,808.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $17,870,948    $ 4,492,569
      Long-term capital gain..................     33,276,948     14,313,788
CLASS B
Distributions paid from:
      Ordinary income.........................      3,619,559        821,176
      Long-term capital gain..................      7,738,983      3,989,752

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  35

YEAR ENDED OCT. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income.........................    $   249,409    $    45,793
      Long-term capital gain..................        523,582        224,745
CLASS I
Distributions paid from:
      Ordinary income.........................      8,326,501      2,186,661
      Long-term capital gain..................     14,487,346      5,787,969
CLASS R4*
Distributions paid from:
      Ordinary income.........................         52,628         11,289
      Long-term capital gain..................         95,197         32,697

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 29,089,076
Undistributed accumulated long-term gain..................    $ 41,852,396
Unrealized appreciation (depreciation)....................    $182,537,177

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculations in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund

--------------------------------------------------------------------------------

 36 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $30,833 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.97% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has Subadvisory Agreements with Columbia Wanger Asset Management, L.P. and Principal Global Investors, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the Investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  37

Other expenses in the amount of $7,046 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net

--------------------------------------------------------------------------------

 38 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $833,978 for Class A, $50,676 for Class B and $1,286 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007 the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.72% for Class A, 2.49% for Class B, 2.49% for Class C, 1.37% for Class I and 1.52% for Class R4 of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.16% for Class I and 1.46% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $12,655 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  39

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $708,923,545 and $628,754,536, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    9,817,563     5,968,739     (7,345,717)       8,440,585
Class B                    1,492,177     1,378,278     (2,771,092)          99,363
Class C                      198,182        93,174       (119,238)         172,118
Class I                   11,219,874     2,693,195     (2,270,843)      11,642,226
Class R4*                     51,641        17,146        (17,126)          51,661
---------------------------------------------------------------------------------------

                                            YEAR ENDED OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                          NET
                             SOLD      DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                    8,149,897     2,307,233     (6,106,614)       4,350,516
Class B                    1,757,127       610,070     (2,475,283)        (108,086)
Class C                      159,447        34,239       (124,810)          68,876
Class I                    4,826,238       992,970     (2,579,747)       3,239,461
Class R4*                     31,198         5,314        (12,635)          23,877
---------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED             BE RECEIVED         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------
Nov. 1, 2007                        2,862,189                  536,484     $ 3,016        $    --
                              Norwegian Krone              U.S. Dollar
Nov. 1, 2007                          256,521                  124,383       2,084             --
                                  U.S. Dollar            British Pound

--------------------------------------------------------------------------------

 40 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

                            CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED             BE RECEIVED         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------
Nov. 1, 2007                          460,203                  223,145     $ 3,738        $    --
                                  U.S. Dollar            British Pound
Nov. 1, 2007                            2,278                    1,579          10             --
                                  U.S. Dollar   European Monetary Unit
Nov. 1, 2007                           17,600                   12,202          75             --
                                  U.S. Dollar   European Monetary Unit
Nov. 1, 2007                            9,289                   61,145         122             --
                                  U.S. Dollar       South African Rand
Nov. 1, 2007                           40,683                  259,659         204             --
                                  U.S. Dollar            Swedish Krona
Nov. 2, 2007                           17,075                   24,629          --            107
                       European Monetary Unit              U.S. Dollar
Nov. 2, 2007                          107,321                  154,943          --            522
                       European Monetary Unit              U.S. Dollar
Nov. 2, 2007                       77,936,144                  679,668       3,901             --
                                 Japanese Yen              U.S. Dollar
Nov. 2, 2007                      113,423,979                  989,151       5,678             --
                                 Japanese Yen              U.S. Dollar
Nov. 2, 2007                      167,860,534                1,463,883       8,403             --
                                 Japanese Yen              U.S. Dollar
Nov. 2, 2007                        2,202,365                  411,343         856             --
                              Norwegian Krone              U.S. Dollar
Nov. 2, 2007                          163,296                   78,950         849             --
                                  U.S. Dollar            British Pound
Nov. 2, 2007                          383,608                  185,466       1,994             --
                                  U.S. Dollar            British Pound
Nov. 2, 2007                            1,140                      790           5             --
                                  U.S. Dollar   European Monetary Unit
Nov. 2, 2007                           81,574                   56,556         353             --
                                  U.S. Dollar   European Monetary Unit
Nov. 2, 2007                           24,694                2,830,618          --            150
                                  U.S. Dollar             Japanese Yen
Nov. 2, 2007                          119,710               13,722,402          --            726
                                  U.S. Dollar             Japanese Yen
Nov. 2, 2007                          309,854               35,530,383          --          1,778
                                  U.S. Dollar             Japanese Yen
Nov. 2, 2007                          560,829               64,309,196          --          3,219
                                  U.S. Dollar             Japanese Yen
Nov. 2, 2007                            6,217                   40,346          --              8
                                  U.S. Dollar       South African Rand

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  41

                            CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED             BE RECEIVED         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------
Nov. 5, 2007                        1,220,479                1,129,517     $    --        $ 6,993
                            Australian Dollar              U.S. Dollar
Nov. 5, 2007                          842,788                1,752,421         180             --
                                British Pound              U.S. Dollar
Nov. 5, 2007                        1,107,441                2,302,719         236             --
                                British Pound              U.S. Dollar
Nov. 5, 2007                        1,724,755                3,586,309         368             --
                                British Pound              U.S. Dollar
Nov. 5, 2007                           69,526                  100,521          --            195
                       European Monetary Unit              U.S. Dollar
Nov. 5, 2007                          884,932                1,282,249         337             --
                       European Monetary Unit              U.S. Dollar
Nov. 5 2007                           212,650                    1,847           3             --
                                 Japanese Yen              U.S. Dollar
Nov. 5 2007                        56,671,368                  491,858         473             --
                                 Japanese Yen              U.S. Dollar
Nov. 5, 2007                       69,822,863                  606,001         583             --
                                 Japanese Yen              U.S. Dollar
Nov. 5, 2007                          269,571                  129,644          --             28
                                  U.S. Dollar            British Pound
Nov. 5, 2007                          528,259                  254,055          --             54
                                  U.S. Dollar            British Pound
Nov. 5, 2007                        1,016,015                  488,630          --            104
                                  U.S. Dollar            British Pound
Nov. 5, 2007                            6,842                    4,732          13             --
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                          542,332                  374,285          --            143
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                          573,932                  396,094          --            151
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                          581,482                  402,187       1,126             --
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                          827,763                  571,273          --            217
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                        3,166,194                2,185,119          --            832
                                  U.S. Dollar   European Monetary Unit
Nov. 5, 2007                           53,551                6,164,737          --             98
                                  U.S. Dollar             Japanese Yen
Nov. 5, 2007                          535,607               61,712,109          --            516
                                  U.S. Dollar             Japanese Yen

--------------------------------------------------------------------------------

 42 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

                            CURRENCY TO              CURRENCY TO          UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED             BE RECEIVED         APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------
Nov. 5, 2007                          539,327               62,140,721     $    --        $   519
                                  U.S. Dollar             Japanese Yen
Nov. 5, 2007                        1,083,996              124,896,931          --          1,043
                                  U.S. Dollar             Japanese Yen
Nov. 5, 2007                        1,863,761              214,740,658          --          1,794
                                  U.S. Dollar             Japanese Yen
Nov. 6, 2007                        1,014,779                  700,331          --            281
                                  U.S. Dollar   European Monetary Unit
----------------------------------------------------------------------------------------------------
Total                                                                      $34,607        $19,478
----------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Oct. 31, 2007, securities valued at $6,021,851 were on loan to brokers. For collateral, the Fund received $6,240,525 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $180,873 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $7,505 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  43

Fund aggregated $319,794,238 and $301,560,540, respectively, for the year ended Oct. 31, 2007.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

9. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

GEOGRAPHIC CONCENTRATION/SECTOR RISK

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to

--------------------------------------------------------------------------------

 44 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT 45 and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.42          $8.05          $6.85          $5.80          $4.56
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .02            .02             --            .01
Net gains (losses) (both realized and
 unrealized)                               2.70           2.04           1.33           1.05           1.23
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.74           2.06           1.35           1.05           1.24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)          (.06)          (.01)            --             --
Distributions from realized gains         (1.45)          (.63)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.62)          (.69)          (.15)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.54          $9.42          $8.05          $6.85          $5.80
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $418           $294           $216           $151           $109
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.61%          1.61%          1.79%          1.85%          2.05%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.61%          1.61%          1.74%(e)       1.75%(e)       1.75%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .45%           .23%           .37%           .17%           .23%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    104%           124%            67%            87%           116%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          33.56%         27.21%         19.89%         18.15%         27.26%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  47

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.12          $7.82          $6.69          $5.71          $4.53
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)(b)       (.05)          (.02)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               2.61           1.99           1.29           1.00           1.20
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.58           1.94           1.27            .98           1.18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)          (.01)            --             --             --
Distributions from realized gains         (1.45)          (.63)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.55)          (.64)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.15          $9.12          $7.82          $6.69          $5.71
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $75            $67            $58            $44            $36
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.37%          2.37%          2.56%          2.62%          2.82%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.37%          2.37%          2.51%(e)       2.51%(e)       2.52%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.30%)         (.53%)         (.39%)         (.59%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    104%           124%            67%            87%           116%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          32.54%         26.19%         19.13%         17.16%         26.05%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 48 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.12          $7.81          $6.69          $5.71          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)(b)       (.04)          (.02)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               2.61           1.99           1.28           1.00           1.21
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.58           1.95           1.26            .98           1.19
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.11)          (.01)            --             --             --
Distributions from realized gains         (1.45)          (.63)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.56)          (.64)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.14          $9.12          $7.81          $6.69          $5.71
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7             $4             $3             $3             $2
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.36%          2.37%          2.55%          2.61%          2.82%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.36%          2.37%          2.51%(e)       2.51%(e)       2.52%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.31%)         (.53%)         (.41%)         (.60%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    104%           124%            67%            87%           116%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          32.56%         26.34%         18.98%         17.16%         26.27%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  49

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.53          $8.13          $6.90          $6.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(c)         .06            .03            .02
Net gains (losses) (both realized and
 unrealized)                               2.72           2.07           1.36            .26
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.81           2.13           1.39            .28
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.10)          (.02)            --
Distributions from realized gains         (1.45)          (.63)          (.14)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.66)          (.73)          (.16)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.68          $9.53          $8.13          $6.90
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $267           $128            $83            $21
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.17%          1.14%          1.28%          1.36%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)              1.17%          1.14%          1.28%          1.35%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .96%           .67%           .95%           .55%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    104%           124%            67%            87%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          34.10%         27.86%         20.42%          4.23%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.48          $8.09          $6.88          $5.82          $4.57
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .04            .02            .01            .02
Net gains (losses) (both realized and
 unrealized)                               2.72           2.06           1.34           1.05           1.23
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.77           2.10           1.36           1.06           1.25
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)          (.08)          (.01)            --             --
Distributions from realized gains         (1.45)          (.63)          (.14)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.64)          (.71)          (.15)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.61          $9.48          $8.09          $6.88          $5.82
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.46%          1.43%          1.61%          1.69%          1.88%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.46%          1.43%          1.57%(e)       1.58%(e)       1.56%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .58%           .42%           .58%           .40%           .28%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    104%           124%            67%            87%           116%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          33.70%         27.59%         20.07%         18.29%         27.47%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Aggressive Growth Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Aggressive Growth Fund of the RiverSource International Managers Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

 52 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          23.04%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.56767

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.05729
Total distributions.........................................        $1.62496

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          23.04%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.49474

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.05729
Total distributions.........................................        $1.55203

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          23.04%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.50363

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.05729
Total distributions.........................................        $1.56092

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  53

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          23.04%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.60767

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
                                                                   PER SHARE
PAYABLE DATE
Dec. 20, 2006...............................................        $1.05729
Total distributions.........................................        $1.66496

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          23.04%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.58448

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.05729
Total distributions.........................................        $1.64177

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 54 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  55

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 56 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  57

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 58 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

      RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND -- 2007 ANNUAL REPORT  59

     RIVERSOURCE(R) INTERNATIONAL AGGRESSIVE GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6243 L (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INTERNATIONAL EQUITY
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     23

Notes to Financial Statements.......     27

Report of Independent Registered
   Public Accounting Firm...........     45

Federal Income Tax Information......     46

Board Members and Officers..........     48

Proxy Voting........................     52

Change in Independent Registered
   Public Accounting Firm...........     53

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource International Equity Fund seeks to provide shareholders with long-term growth of capital.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United Kingdom                                               15.8%
Japan                                                        15.0%
Switzerland                                                  11.1%
France                                                       10.7%
Germany                                                       9.8%
Brazil                                                        5.1%
Other(1)                                                     32.5%

(1) Includes Hong Kong 4.3%, Australia 3.0%, Italy 2.5%, Netherlands 2.3%, Canada 2.0%, China 1.9%, Mexico 1.9%, South Korea 1.9%, United States 1.9%, Singapore 1.5%, India 1.0%, South Africa 1.0%, Taiwan 0.8%, Spain 0.6%, Austria 0.5%, Belgium 0.5%, Luxembourg 0.5%, Sweden 0.5%, Finland 0.4%, Greece 0.4%, Malaysia 0.3%, Russia 0.3%, Cayman Islands 0.1%, Ireland 0.1%, Israel 0.1% and Cash & Cash Equivalents 2.2%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Tesco (United Kingdom)                2.5%
Continental (Germany)                 2.2%
Daimler (Germany)                     2.0%
Nestle (Switzerland)                  2.0%
Holcim (Switzerland)                  1.8%
Nintendo (Japan)                      1.8%
China Mobile (Hong Kong)              1.6%
UNIBANCO -- Uniao de Bancos
   Brasileiros GDR (Brazil)           1.5%
British Sky Broadcasting Group ADR
   (United Kingdom)                   1.4%
Veolia Environnement (France)         1.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                  RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
            X                 LARGE
                              MEDIUM      SIZE
                              SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
THE BOSTON COMPANY ASSET
MANAGEMENT, LLC
D. Kirk Henry, CFA                  26
Clifford Smith, CFA                 21

MARSICO CAPITAL

MANAGEMENT, LLC

James Gendelman                     20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AAICX          10/03/02
Class B                     APCBX          10/03/02
Class C                        --          10/03/02
Class I                     AILIX          03/04/04
Class R4(1)                    --          10/03/02
(1)Effective Dec. 11, 2006, Class Y was renamed Class
   R4.
Total net assets                        $218.9 million
Number of holdings                              183

--------------------------------------------------------------------------------

 4 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource International Equity Fund Class A
  (excluding sales charge)                            +27.03%

Morgan Stanley Capital International (MSCI) EAFE
  Index (unmanaged)                                   +25.43%

Lipper International Funds Index                      +29.19%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
 Class A                                          1.58%                        1.43%
 Class B                                          2.34%                        2.19%
 Class C                                          2.33%                        2.19%
 Class I                                          1.12%                        1.03%
 Class R4(b)                                      1.43%                        1.33%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that decreased the management fee by 0.09%) will not exceed 1.52% for Class A, 2.28% for Class B, 2.28% for Class C, 1.12% for Class I and 1.42% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                  RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 10/3/02)         +27.03%   +22.95%   +21.26%    +21.70%
 Class B (inception 10/3/02)         +26.12%   +22.01%   +20.29%    +20.75%
 Class C (inception 10/3/02)         +26.10%   +21.96%   +20.29%    +20.75%
 Class I (inception 3/4/04)          +27.43%   +23.46%      N/A     +19.55%
 Class R4* (inception 10/3/02)       +27.14%   +23.11%   +21.45%    +21.89%

WITH SALES CHARGE
 Class A (inception 10/3/02)         +19.68%   +20.54%   +19.82%    +20.28%
 Class B (inception 10/3/02)         +21.12%   +21.10%   +20.10%    +20.66%
 Class C (inception 10/3/02)         +25.10%   +21.96%   +20.29%    +20.75%

AT SEPT. 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 10/3/02)         +23.34%   +21.74%      N/A     +20.72%
 Class B (inception 10/3/02)         +22.53%   +20.87%      N/A     +19.79%
 Class C (inception 10/3/02)         +22.50%   +20.83%      N/A     +19.79%
 Class I (inception 3/4/04)          +23.90%   +22.31%      N/A     +18.17%
 Class R4* (inception 10/3/02)       +23.73%   +22.00%      N/A     +20.94%

WITH SALES CHARGE
 Class A (inception 10/3/02)         +16.24%   +19.36%      N/A     +19.30%
 Class B (inception 10/3/02)         +17.53%   +19.95%      N/A     +19.60%
 Class C (inception 10/3/02)         +21.50%   +20.83%      N/A     +19.79%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource International Equity Fund rose 27.03% for the 12-month period ending Oct. 31, 2007 (Class A shares, excluding sales charge), outperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which increased 25.43% during the same period. The Fund underperformed the Lipper International Funds Index, which gained 29.19%.

At Oct. 31, 2007, approximately 37% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource International Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 35, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource International Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 32.

RiverSource International Equity Fund's portfolio was managed by two independent money management firms that each invested a portion of the Fund's assets. As of Oct. 31, 2007 Marsico Capital Management, LLC (Marsico) and The Boston Company Asset Management, LLC (The Boston Company) each managed approximately 53% and 47% of the Fund's assets, respectively. Below, each subadviser discusses results and positioning for their portion of the Fund for the fiscal year. As of Nov. 16, 2007, Dimitris Bertsimas and Alexander Sauer-Budge of RiverSource Investments, LLC provide all investment management services to the Fund.

Q: What factors most significantly affected the performance of your portion of the Fund?

   MARSICO: Investments that contributed the greatest to performance were stocks in the financials sector. Positions in Brazilian bank UNIBANCO-Uniao de Bancos Brasileiros, India-headquartered ICICI Bank, Industrial & Commercial Bank of China, and diversified financials companies Macquarie Bank and Man Group, were among the portfolio's largest positive contributors during the period. While the portfolio benefited from select strong-performing financial stocks, it also fared well by maintaining an average underweight in the financials sector, which lagged overall. Energy holdings CNOOC and Petroleo Brasileiro were strong performers, and an underweight in the sector also aided performance. In addition, telecommunication services companies China Mobile

--------------------------------------------------------------------------------

                  RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   and America Movil were among the top contributors to performance for the period.

   Although active currency management is not a central element of our investment process, currency fluctuations may at times affect results because the value of the Fund's investments may rise or fall as currency exchange rates change. During the period, in fact, currency fluctuations had a material adverse affect on performance results. On average, our portion of the Fund had more exposure to securities economically tied to the U.S. than did the MSCI EAFE Index. This positioning presented a currency "cost" to the Fund, as the U.S. dollar weakened during the period relative to many other world currencies such as the euro. Our portion of the portfolio generally had less exposure to companies whose securities are priced in euros and traded in countries that use the euro. This lower exposure resulted in fewer opportunities to benefit from the euro's valuation increase.

   Several of the portfolio's Japanese positions negatively impacted performance. Chugai Pharmaceutical, finance company Mitsui Trust Holdings and amusement game manufacturer Sega Sammy Holdings were among the portfolio's weakest-performing individual positions. As a result, Chugai Pharmaceutical and Sega Sammy Holdings were sold prior to Oct. 31, 2007.

   WHILE THE PORTFOLIO BENEFITED FROM SELECT STRONG-PERFORMING FINANCIAL STOCKS, IT ALSO FARED WELL BY MAINTAINING AN AVERAGE UNDERWEIGHT IN THE FINANCIALS SECTOR, WHICH LAGGED OVERALL. -- MARSICO

   THE BOSTON COMPANY: During the period, an overweight position in Japanese stocks in our portion of the portfolio was one of the most significant detractors from performance. A set of downbeat factors -- decreased consumer spending, vulnerable demand for high-quality exports, and waning expectations for economic reform -- contributed to lackluster returns from the Japanese market.

   Nissan Motor, MUFJ and multi-line retailer AEON, which lagged during the period, rebounded near the end of period, perhaps indicating most of the near term bad news had been priced into the shares. We remain confident that when the strong momentum dynamic in the Japanese market wanes, fundamentals

--------------------------------------------------------------------------------

 8 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   and valuation will play a bigger role once again in stock selection. The portfolio's emerging markets exposure, specifically in Brazil, made a substantial contribution to returns.

   On a sector basis, an underweight position in materials detracted from performance. Performance also suffered from holdings in financials, particularly a lack of exposure to European financials. At the same time, the portfolio benefited from its holdings in utilities and overweight positions in telecommunication services and energy, which outperformed the MSCI EAFE Index during the period. The energy sector, having lagged last year and in the first quarter of 2007, surged during the latter half of the period as investors rotated back into attractive valuations and improved earnings prospects for the group.

   DURING THE PERIOD, AN OVERWEIGHT POSITION IN JAPANESE STOCKS IN OUR PORTION OF THE PORTFOLIO WAS ONE OF THE MOST SIGNIFICANT DETRACTORS FROM PERFORMANCE. -- THE BOSTON COMPANY


Q: What changes did you make to your portion of the portfolio during the period?

   MARSICO: On a sector allocation basis, there were a few significant shifts during the period. The following shifts resulted from macroeconomic theme changes as well as finding new company-specific investment ideas for the portfolio: Significant sector increases were made in the consumer discretionary, materials, telecommunication services, and utilities sectors. The largest downward shifts included reduced allocations in the financials and consumer staples sectors. In addition, we reduced the portfolio's country weighting in Japan during the period. Two Japanese stocks liquidated from the portfolio were Chugai Pharmaceutical and Sega Sammy Holdings. Allocations to the industrials and information technology sectors were approximately the same at the end of the period as they were at the beginning.

   THE BOSTON COMPANY: We sold BHP Billiton near the end of the period after significant appreciation due to stock price strength; proceeds of the sale were invested in Anglo American. Similarly, Nokia was sold near the end of the period after surging on the back of a solid earnings update and favorable outlook for handset sales. SABMiller, a strong performer since its inclusion in the portfolio in November of 2006, was sold for a gain. We sold ABN AMRO

--------------------------------------------------------------------------------

                  RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   after shares rose sharply following a bidding war between Barclays and a consortium of European banks. At the beginning of the period, we added Mitsubishi, Japan's largest trading house in terms of total assets and core earnings. We purchased this stock because of the company's well-diversified businesses and its historically low valuation level.

   Shinsei Bank, which was a relatively small position in the portfolio, detracted from performance and was sold. The stock suffered in sympathy with other financials that struggled with exposure to subprime loans. As a relatively small bank, it also ran into sharp competition from the large money center banks for retail deposits. Credit card company Credit Saison was sold late in the period as the outlook for future business improvement seemed to be impaired by rising payment delinquencies, among other concerns.

Q: How are you positioning your portion of the portfolio going forward?

   MARSICO: As of Oct. 31, 2007, the portfolio had exposure to all economic sectors, with an emphasis on consumer discretionary, financials, industrials, materials and consumer staples. Compared to the MSCI EAFE Index, the portfolio was significantly overweighted in the consumer discretionary sector and significantly underweighted in the financials sector.

   THE BOSTON COMPANY: We have positioned our portion of the portfolio based on our opinions regarding international economic, market and business trends. In brief, we have largely focused our outlook based on European and Japanese markets.

   European investment banks have reported startling write-downs as a result of the sub-prime situation and the U.S. housing market continues to weaken. However, Europe should be able to expand at trend, 2%, as Asian and Middle East demand for the region's capital goods remains robust. The caveat to steady growth is currency. If the U.S. dollar continues to weaken, European exporters will face considerable pressure.

   Japan has been labeled a perennial laggard in global equity markets. Currently 40% of the market trades below book value. However, employment is solid, consumer and corporate balance sheets are cash rich and the country is a strategic trading partner for emerging Asia. We remain positive on the outlook

--------------------------------------------------------------------------------

 10 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   for Japan, recognizing that we have arrived a bit early to the consumption turnaround.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Equity Fund Class A shares (from 10/1/02 to 10/31/07)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.

COMPARATIVE RESULTS

                                                                                SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS     5 YEARS     INCEPTION(3)
RIVERSOURCE INTERNATIONAL EQUITY FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,968     $17,514     $24,697      $25,545
        Average annual total return        +19.68%     +20.54%     +19.82%      +20.28%

MSCI EAFE INDEX(1)
        Cumulative value of $10,000       $12,543     $19,048     $28,975      $30,537
        Average annual total return        +25.43%     +23.96%     +23.71%      +24.56%

LIPPER INTERNATIONAL FUNDS INDEX(2)
        Cumulative value of $10,000       $13,496     $21,184     $30,579      $30,331
        Average annual total return        +29.19%     +28.43%     +25.05%      +24.39%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL EQUITY FUND LINE GRAPH)


                                                RIVERSOURCE INTERNATIONAL   MORGAN STANLEY CAPITAL
                                                   EQUITY FUND CLASS A     INTERNATIONAL (MSCI) EAFE   LIPPER INTERNATIONAL FUNDS
                                                 (INCLUDES SALES CHARGE)           INDEX(1)                    INDEX(2)
                                               -------------------------   -------------------------   --------------------------
10/1/02                                                 $ 9,425                     $10,000                     $10,000
10/02                                                     9,744                      10,538                      10,519
10/03                                                    11,912                      13,443                      13,312
10/04                                                    13,746                      16,034                      15,514
10/05                                                    15,897                      19,015                      18,447
10/06                                                    20,110                      24,346                      23,478
10/07                                                    25,545                      30,537                      30,331

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.
--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
--------------------------------------------------------------------------------

 14 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,138.90        $ 8.41(c)        1.56%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.34        $ 7.93(c)        1.56%
 Class B
   Actual(b)                    $1,000         $1,134.40        $12.48(c)        2.32%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.51        $11.77(c)        2.32%
 Class C
   Actual(b)                    $1,000         $1,134.40        $12.48(c)        2.32%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.51        $11.77(c)        2.32%
 Class I
   Actual(b)                    $1,000         $1,140.90        $ 5.99(c)        1.11%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.61        $ 5.65(c)        1.11%
 Class R4*
   Actual(b)                    $1,000         $1,138.90        $ 7.71(c)        1.43%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.00        $ 7.27(c)        1.43%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +13.89% for Class A, +13.44% for Class B, +13.44% for Class C, +14.09% for Class I and +13.89% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class A, 2.28% for Class B, 2.28% for Class C, 1.12% for Class I and 1.42% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2007. If this change had been in place for the entire six month period ended Oct. 31, 2007, the actual expenses paid would have been $7.66 for Class A, $11.67 for Class B, $11.73 for Class C, $5.45 for Class I and $7.12 for Class R4; the hypothetical expenses paid would have been $7.22 for Class A, $11.02 for Class B, $11.07 for Class C, $5.14 for Class I and $6.72 for Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.9%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (3.0%)
BIOTECHNOLOGY (0.8%)
CSL                                                  44,183              $1,517,557
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Macquarie Bank                                       15,050(b)            1,201,723
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Natl Australia Bank                                  24,871               1,006,011
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Amcor                                               133,784                 878,275
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telstra                                              50,822                 222,386
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Tabcorp Holdings                                     52,341                 761,511
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
Insurance Australia Group                            46,100                 202,745
Suncorp-Metway                                       37,082                 704,365
                                                                    ---------------
Total                                                                       907,110
-----------------------------------------------------------------------------------

AUSTRIA (0.5%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen Sparkassen          14,318               1,165,704
-----------------------------------------------------------------------------------

BELGIUM (0.5%)
DIVERSIFIED FINANCIAL SERVICES
Fortis                                               35,900               1,153,482
Fortis Strip                                         14,360(b)                  208
                                                                    ---------------
Total                                                                     1,153,690
-----------------------------------------------------------------------------------

BRAZIL (5.1%)
COMMERCIAL BANKS (1.5%)
UNIBANCO - Uniao de Bancos Brasileiros GDR           20,221               3,195,727
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (CONT.)

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Bovespa Holding                                      95,500(b)           $1,818,391
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Tele Norte Leste Participacoes ADR                   22,410                 488,538
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Gafisa                                               57,999               1,042,340
-----------------------------------------------------------------------------------

IT SERVICES (0.4%)
Redecard                                             40,300                 852,343
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.2%)
Petroleo Brasileiro ADR                              27,267               2,607,543
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
JHSF Participacoes                                  107,600(b)              537,845
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
All America Latina Logistica Unit                    42,373                 670,916
-----------------------------------------------------------------------------------

CANADA (2.0%)
CHEMICALS (1.0%)
Potash Corp of Saskatchewan                          17,275               2,121,716
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.0%)
Research In Motion                                   17,324(b)            2,157,011
-----------------------------------------------------------------------------------

CAYMAN ISLANDS (--%)
CAPITAL MARKETS
Alibaba.com                                          61,713(b)              107,497
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CHINA (1.9%)
INTERNET SOFTWARE & SERVICES (0.5%)
Baidu.com ADR                                         2,923(b)           $1,118,018
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
CNOOC                                               809,300               1,748,999
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.6%)
China Merchants Holdings Intl                       196,000               1,382,494
-----------------------------------------------------------------------------------

FINLAND (0.4%)
PAPER & FOREST PRODUCTS
UPM-Kymmene                                          40,704                 914,374
-----------------------------------------------------------------------------------

FRANCE (10.7%)
COMMERCIAL BANKS (1.0%)
BNP Paribas                                           6,150                 681,641
Credit Agricole                                      35,810               1,418,798
                                                                    ---------------
Total                                                                     2,100,439
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Lafarge                                               1,690                 276,269
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
France Telecom                                       22,970                 849,466
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
Electricite de France                                21,938               2,639,128
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
ALSTOM                                                5,247               1,244,457
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Compagnie Generale de Geophysique-Veritas             3,387(b)            1,108,446
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Accor                                                24,529               2,350,092
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Thomson                                              37,860                 663,617
-----------------------------------------------------------------------------------

MEDIA (1.1%)
JC Decaux                                            47,555               1,758,454
Lagardere                                             6,970                 591,097
                                                                    ---------------
Total                                                                     2,349,551
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
PPR                                                  10,903               2,168,368
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FRANCE (CONT.)

MULTI-UTILITIES (1.2%)
Veolia Environnement                                 31,220              $2,795,186
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Total                                                26,202               2,114,483
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Sanofi-Aventis                                       30,780               2,707,640
-----------------------------------------------------------------------------------

GERMANY (9.3%)
AEROSPACE & DEFENSE (0.3%)
MTU Aero Engines Holding                              9,754                 595,671
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
Deutsche Post                                        55,290               1,674,686
-----------------------------------------------------------------------------------

AUTO COMPONENTS (2.1%)
Continental                                          31,083               4,697,166
-----------------------------------------------------------------------------------

AUTOMOBILES (2.5%)
BMW                                                  13,040                 870,424
Daimler                                              39,637               4,371,372
                                                                    ---------------
Total                                                                     5,241,796
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Deutsche Telekom                                     57,460               1,180,553
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
E.ON                                                  3,610                 706,619
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Siemens                                               7,100                 969,550
-----------------------------------------------------------------------------------

INSURANCE (0.9%)
Allianz                                               3,810                 859,622
Hannover Rueckversicherung                            1,710                  90,043
Munich Re Group                                       5,640               1,078,454
                                                                    ---------------
Total                                                                     2,028,119
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
GEA Group                                            22,057(b)              824,774
Heidelberger Druckmaschinen                          13,770                 564,222
                                                                    ---------------
Total                                                                     1,388,996
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
RWE                                                   7,290                 994,440
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (CONT.)

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Adidas                                               12,440                $826,730
-----------------------------------------------------------------------------------

GREECE (0.4%)
ELECTRIC UTILITIES
Public Power                                         23,570                 957,628
-----------------------------------------------------------------------------------

HONG KONG (4.3%)
COMMERCIAL BANKS (0.5%)
BOC Hong Kong Holdings                              354,000               1,002,531
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
HongKong Electric Holdings                           46,000                 236,498
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Johnson Electric Holdings                           591,500                 331,996
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Melco PBL Entertainment Macau ADR                    49,047(b)              779,847
Shangri-La Asia                                     386,000               1,231,902
                                                                    ---------------
Total                                                                     2,011,749
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Hutchison Whampoa                                    82,500               1,036,920
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Esprit Holdings                                      78,000               1,302,711
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
China Mobile                                        171,000               3,535,186
-----------------------------------------------------------------------------------

INDIA (1.0%)
COMMERCIAL BANKS
ICICI Bank ADR                                       31,198               2,166,389
-----------------------------------------------------------------------------------

IRELAND (0.1%)
COMMERCIAL BANKS
Bank of Ireland                                      15,701                 290,538
-----------------------------------------------------------------------------------

ISRAEL (0.1%)
PHARMACEUTICALS
Teva Pharmaceutical Inds ADR                          4,750                 209,048
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ITALY (2.4%)
COMMERCIAL BANKS (0.6%)
Banco Popolare Scarl                                 25,510(b)             $612,324
UniCredito Italiano                                 109,420                 941,313
                                                                    ---------------
Total                                                                     1,553,637
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Telecom Italia                                      333,670               1,045,612
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
Unipol Gruppo Finanziario                           207,520                 779,976
-----------------------------------------------------------------------------------

MEDIA (0.4%)
Mediaset                                             87,240                 904,904
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
Eni                                                  14,380                 525,079
Saras                                                89,000                 539,106
                                                                    ---------------
Total                                                                     1,064,185
-----------------------------------------------------------------------------------

JAPAN (14.9%)
AUTO COMPONENTS (0.5%)
NGK Spark Plug                                       30,100                 506,574
NOK                                                  23,400                 522,931
                                                                    ---------------
Total                                                                     1,029,505
-----------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Nissan Motor                                         96,100               1,102,867
Toyota Motor                                         24,200               1,385,730
                                                                    ---------------
Total                                                                     2,488,597
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.8%)
Daikin Inds                                          23,693               1,193,684
JS Group                                             38,000                 615,771
                                                                    ---------------
Total                                                                     1,809,455
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Nomura Holdings                                     101,700               1,812,766
-----------------------------------------------------------------------------------

CHEMICALS (0.2%)
Teijin                                              101,600                 490,378
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.1%)
77 Bank                                              40,400                 272,914
Chuo Mitsui Trust Holdings                          177,400               1,419,899

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)
COMMERCIAL BANKS (CONT.)
Mitsubishi UFJ Financial Group                      151,700              $1,518,393
Sumitomo Mitsui Financial Group                         190               1,556,825
                                                                    ---------------
Total                                                                     4,768,031
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Fujitsu                                              76,000                 596,914
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Chiyoda                                              28,100                 521,972
Obayashi                                             43,000                 216,752
                                                                    ---------------
Total                                                                       738,724
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
AEON                                                 74,100               1,166,791
Matsumotokiyoshi Holdings                            18,631(b)              330,360
Seven & I Holdings                                   42,600               1,100,335
                                                                    ---------------
Total                                                                     2,597,486
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Sekisui Chemical                                     71,900                 492,224
Sekisui House                                        65,200                 834,384
                                                                    ---------------
Total                                                                     1,326,608
-----------------------------------------------------------------------------------

MACHINERY (0.7%)
Kubota                                              109,000                 915,373
THK                                                  23,800                 524,988
                                                                    ---------------
Total                                                                     1,440,361
-----------------------------------------------------------------------------------

MARINE (0.3%)
Mitsui OSK Lines                                     34,000                 562,107
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Dentsu                                                  152                 398,766
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.4%)
Canon                                                11,706                 592,496
Ricoh                                                15,300                 302,505
                                                                    ---------------
Total                                                                       895,001
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Nippon Paper Group                                      154                 461,253
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

PHARMACEUTICALS (0.5%)
Astellas Pharma                                       6,500                $288,632
Takeda Pharmaceutical                                11,700                 731,056
                                                                    ---------------
Total                                                                     1,019,688
-----------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
Central Japan Railway                                    91                 941,704
Nippon Express                                      188,900                 950,308
                                                                    ---------------
Total                                                                     1,892,012
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Rohm                                                  9,100                 797,497
Tokyo Electron                                        5,700                 334,841
                                                                    ---------------
Total                                                                     1,132,338
-----------------------------------------------------------------------------------

SOFTWARE (1.8%)
Nintendo                                              6,100               3,875,156
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Yamada Denki                                         11,200               1,155,097
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Marubeni                                            197,000               1,692,045
Mitsubishi                                           12,800                 398,654
                                                                    ---------------
Total                                                                     2,090,699
-----------------------------------------------------------------------------------

LUXEMBOURG (0.6%)
METALS & MINING
ArcelorMittal                                        15,055               1,205,908
-----------------------------------------------------------------------------------

MALAYSIA (0.3%)
COMMERCIAL BANKS
Malayan Banking                                     184,700                 624,728
-----------------------------------------------------------------------------------

MEXICO (1.9%)
BEVERAGES (0.2%)
Coca-Cola Femsa ADR                                   7,660                 354,811
-----------------------------------------------------------------------------------

MEDIA (1.0%)
Grupo Televisa ADR                                   86,187               2,141,747
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
America Movil ADR Series L                           24,719               1,616,375
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

NETHERLANDS (2.3%)
AEROSPACE & DEFENSE (0.3%)
European Aeronautic Defence and Space                18,180                $619,745
-----------------------------------------------------------------------------------

BEVERAGES (0.6%)
Heineken                                             17,327               1,216,350
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Koninklijke Philips Electronics                       8,860                 366,575
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
Aegon                                                40,986                 849,678
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
Royal Dutch Shell Series A                           40,407               1,772,940
Royal Dutch Shell Series A                            3,203                 140,471
                                                                    ---------------
Total                                                                     1,913,411
-----------------------------------------------------------------------------------

RUSSIA (0.3%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                          11,950                 594,871
-----------------------------------------------------------------------------------

SINGAPORE (1.5%)
COMMERCIAL BANKS (0.5%)
DBS Group Holdings                                   71,420               1,118,082
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
CapitaLand                                          373,000               2,100,588
-----------------------------------------------------------------------------------

SOUTH AFRICA (1.0%)
COMMERCIAL BANKS (0.3%)
Nedbank Group                                        27,545                 607,681
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
MTN Group                                            75,550               1,473,408
-----------------------------------------------------------------------------------

SOUTH KOREA (1.9%)
AUTOMOBILES (0.2%)
Hyundai Motor                                         5,087                 403,756
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
KT ADR                                               19,680                 462,874
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Korea Electric Power ADR                             15,450                 343,763
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOUTH KOREA (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Samsung Electronics                                   3,921              $2,414,732
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
SK Telecom ADR                                       16,550                 509,906
-----------------------------------------------------------------------------------

SPAIN (0.6%)
COMMERCIAL BANKS (0.2%)
Banco Santander                                      19,050                 416,634
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
Repsol YPF                                           23,300                 920,554
-----------------------------------------------------------------------------------

SWEDEN (0.5%)
COMMUNICATIONS EQUIPMENT (0.4%)
Telefonaktiebolaget LM Ericsson ADR                   1,410                  42,371
Telefonaktiebolaget LM Ericsson Series B            310,500                 929,215
                                                                    ---------------
Total                                                                       971,586
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Svenska Cellulosa Series B                           10,520                 185,918
-----------------------------------------------------------------------------------

SWITZERLAND (11.0%)
BIOTECHNOLOGY (0.6%)
Actelion                                             24,746(b)            1,231,054
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Julius Baer Holding                                  26,347               2,288,452
UBS                                                  20,720               1,110,944
                                                                    ---------------
Total                                                                     3,399,396
-----------------------------------------------------------------------------------

CHEMICALS (1.6%)
Ciba Specialty Chemicals                             21,297               1,060,937
Clariant                                             24,870(b)              318,527
Lonza Group                                          18,284               2,133,154
                                                                    ---------------
Total                                                                     3,512,618
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.8%)
Holcim                                               34,497               3,944,037
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.1%)
ABB                                                  83,146               2,513,752
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Nestle                                                9,311               4,300,954
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWITZERLAND (CONT.)

INSURANCE (0.3%)
Swiss Reinsurance                                     6,905                $649,251
-----------------------------------------------------------------------------------

MARINE (0.3%)
Kuehne & Nagel Intl                                   5,522                 593,478
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
Novartis                                             44,500               2,367,352
Roche Holding                                         9,704               1,657,617
                                                                    ---------------
Total                                                                     4,024,969
-----------------------------------------------------------------------------------

TAIWAN (0.8%)
COMPUTERS & PERIPHERALS (0.2%)
Compal Electronics                                  415,065                 530,274
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Hon Hai Precision Industry                          100,000                 766,730
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
United Microelectronics ADR                         114,980                 433,475
-----------------------------------------------------------------------------------

UNITED KINGDOM (15.7%)
CAPITAL MARKETS (0.9%)
Man Group                                           153,805               1,889,944
-----------------------------------------------------------------------------------

CHEMICALS (0.3%)
Johnson Matthey                                      16,652                 619,803
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.7%)
HBOS                                                 40,274                 734,047
HSBC Holdings                                        66,405               1,316,463
Royal Bank of Scotland Group                        161,192               1,740,706
                                                                    ---------------
Total                                                                     3,791,216
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Rentokil Initial                                    120,390                 432,034
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Rexam                                                21,588                 243,944
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
British Energy Group                                 47,119                 523,322
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.4%)
Tesco                                               541,414               5,507,072
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

FOOD PRODUCTS (1.1%)
Unilever                                             71,550              $2,425,985
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.6%)
Reckitt Benckiser                                    21,805               1,266,539
-----------------------------------------------------------------------------------

INSURANCE (0.8%)
Friends Provident                                   170,272                 653,580
Old Mutual                                          274,070               1,051,899
                                                                    ---------------
Total                                                                     1,705,479
-----------------------------------------------------------------------------------

MEDIA (2.2%)
British Sky Broadcasting Group ADR                  220,021               3,115,708
Reed Elsevier                                        60,636                 795,344
Trinity Mirror                                       42,020                 352,494
WPP Group                                            37,890                 518,328
                                                                    ---------------
Total                                                                     4,781,874
-----------------------------------------------------------------------------------

METALS & MINING (1.4%)
Anglo American                                       17,367               1,207,897
Rio Tinto                                            19,913               1,867,162
                                                                    ---------------
Total                                                                     3,075,059
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Debenhams                                           215,630                 509,921
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Centrica                                             72,630                 558,183
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
BP                                                  213,388               2,775,912
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
GlaxoSmithKline                                      65,625               1,685,480
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Kingfisher                                          216,090                 889,275
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Vodafone Group                                      432,795               1,705,282
-----------------------------------------------------------------------------------

UNITED STATES (1.9%)

ENERGY EQUIPMENT & SERVICES (0.8%)
Schlumberger                                         18,163               1,754,001
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED STATES (CONT.)

HOTELS, RESTAURANTS & LEISURE (1.1%)
Las Vegas Sands                                      17,687(b)           $2,353,786

TOTAL COMMON STOCKS
(Cost: $173,388,774)                                                   $212,087,417
-----------------------------------------------------------------------------------

PREFERRED STOCKS (0.4%)(c)
ISSUER                                            SHARES                    VALUE(A)
GERMANY
Henkel                                                18,460                $942,934
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $908,791)                                                            $942,934
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.2%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   4,793,355(d)           $4,793,355
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,793,355)                                                        $4,793,355
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $179,090,920)(e)                                                 $217,823,706
====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Affiliated Money Market Fund - See Note 6 to the financial statements.

(e) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $181,193,166 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $40,330,383
Unrealized depreciation                                              (3,699,843)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $36,630,540
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
     1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 22 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $174,297,565)          $213,030,351
   Affiliated money market fund (identified cost $4,793,355)
      (Note 6)                                                     4,793,355
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $179,090,920)                                                 217,823,706
Foreign currency holdings (identified cost $1,032,733) (Note
   1)                                                              1,043,932
Capital shares receivable                                             94,785
Dividends receivable                                                 497,099
Receivable for investment securities sold                          2,352,156
Unrealized appreciation on forward foreign currency
   contracts (Note 5)                                                  5,387
----------------------------------------------------------------------------
Total assets                                                     221,817,065
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                    1,471,077
Capital shares payable                                               110,721
Payable for investment securities purchased                        1,167,576
Unrealized depreciation on forward foreign currency
   contracts (Note 5)                                                  2,692
Accrued investment management services fee                             5,729
Accrued distribution fee                                               1,453
Accrued transfer agency fee                                               77
Accrued administrative services fee                                      472
Accrued plan administration services fee                                   1
Other accrued expenses                                               117,361
----------------------------------------------------------------------------
Total liabilities                                                  2,877,159
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $218,939,906
============================================================================

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  23

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    242,749
Additional paid-in capital                                       145,011,484
Undistributed net investment income                                3,596,566
Accumulated net realized gain (loss)                              31,334,252
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            38,754,855
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $218,939,906
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $111,810,986
                                            Class B                            $ 23,995,810
                                            Class C                            $  1,942,169
                                            Class I                            $ 81,045,750
                                            Class R4                           $    145,191
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)    12,398,027    $       9.02
                                            Class B shares        2,709,020    $       8.86
                                            Class C shares          219,239    $       8.86
                                            Class I shares        8,932,533    $       9.07
                                            Class R4 shares          16,093    $       9.02
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $9.57. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 24 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 5,602,915
Interest                                                             30,945
Income distributions from affiliated money market fund (Note
   6)                                                               214,863
   Less foreign taxes withheld                                     (607,243)
---------------------------------------------------------------------------
Total income                                                      5,241,480
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,830,400
Distribution fee
   Class A                                                          259,720
   Class B                                                          250,389
   Class C                                                           17,984
Transfer agency fee
   Class A                                                          209,915
   Class B                                                           53,915
   Class C                                                            3,783
   Class R4                                                             106
Service fee - Class R4                                                   24
Administrative services fee                                         165,881
Plan administration services fee -- Class R4                            308
Compensation of board members                                         3,627
Custodian fees                                                      196,046
Printing and postage                                                 46,392
Registration fees                                                    38,420
Professional fees                                                    40,101
Other                                                                 6,043
---------------------------------------------------------------------------
Total expenses                                                    3,123,054
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (81,106)
---------------------------------------------------------------------------
                                                                  3,041,948
   Earnings and bank fee credits on cash balances (Note 2)           (5,977)
---------------------------------------------------------------------------
Total net expenses                                                3,035,971
---------------------------------------------------------------------------
Investment income (loss) -- net                                   2,205,509
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                34,035,587
   Foreign currency transactions                                     28,637
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          34,064,224
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         13,782,276
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            47,846,500
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $50,052,009
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  2,205,509    $  1,285,814
Net realized gain (loss) on investments                     34,064,224      32,235,981
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                        13,782,276       9,190,596
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               50,052,009      42,712,391
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,289,212)       (753,806)
      Class B                                                 (122,994)        (25,488)
      Class C                                                  (10,487)           (721)
      Class I                                               (1,197,175)       (647,101)
      Class R4                                                  (3,247)         (1,400)
   Net realized gain
      Class A                                              (15,558,329)     (7,774,435)
      Class B                                               (4,024,862)     (2,150,509)
      Class C                                                 (281,205)       (124,742)
      Class I                                              (10,948,558)     (4,219,032)
      Class R4                                                 (34,255)        (10,738)
--------------------------------------------------------------------------------------
Total distributions                                        (33,470,324)    (15,707,972)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  16,213,424      22,068,658
   Class B shares                                            3,063,709       5,442,646
   Class C shares                                              262,817         391,948
   Class I shares                                            9,974,373      21,631,905
   Class R4 shares                                              74,670         102,976
Reinvestment of distributions at net asset value
   Class A shares                                           16,627,753       7,613,975
   Class B shares                                            4,103,215       2,153,921
   Class C shares                                              281,745         121,098
   Class I shares                                           12,143,628       4,865,078
   Class R4 shares                                              34,585          10,687
Payments for redemptions
   Class A shares                                          (28,503,653)    (35,580,645)
   Class B shares (Note 2)                                 (10,281,501)     (9,742,706)
   Class C shares (Note 2)                                    (485,010)       (447,625)
   Class I shares                                          (16,211,442)    (12,368,616)
   Class R4 shares                                            (172,530)        (23,501)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                              7,125,783       6,239,799
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     23,707,468      33,244,218
Net assets at beginning of year                            195,232,438     161,988,220
--------------------------------------------------------------------------------------
Net assets at end of year                                 $218,939,906    $195,232,438
======================================================================================
Undistributed net investment income                       $  3,596,566    $  2,127,274
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource International Equity Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager), and the affiliated funds-of-funds owned 100% of Class I shares.

At Oct. 31, 2007, the Investment Manager and the affiliated funds-of-funds owned approximately 37% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  27

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally trade. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The

--------------------------------------------------------------------------------

 28 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 29 held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,886,898 and accumulated net realized gain has been decreased by $1,886,898.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..........................    $ 7,343,998    $4,661,301
      Long-term capital gain...................      9,503,543     3,866,940
CLASS B
Distributions paid from:
      Ordinary income..........................      1,689,579     1,106,351
      Long-term capital gain...................      2,458,277     1,069,646

--------------------------------------------------------------------------------

 30 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS C
Distributions paid from:
      Ordinary income..........................    $   119,906    $   63,417
      Long-term capital gain...................        171,786        62,046
CLASS I
Distributions paid from:
      Ordinary income..........................      5,457,349     2,767,621
      Long-term capital gain...................      6,688,384     2,098,512
CLASS R4*
Distributions paid from:
      Ordinary income..........................         16,576         6,797
      Long-term capital gain...................         20,926         5,341

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $15,712,006
Undistributed accumulated long-term gain...................    $21,323,271
Unrealized appreciation (depreciation).....................    $36,650,396

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 31 are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $180,911 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.88% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has Subadvisory Agreements with The Boston Company Asset Management, LLC (The Boston Company) and Marsico Capital Management, LLC (Marsico), each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

Other expenses in the amount of $999 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, American Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  33

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $187,282 for Class A, $19,057 for Class B and $349 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Oct. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.51% for Class A, 2.27% for Class B, 2.27% for Class C and 1.35% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $64,367, $15,514, $1,114 and $106 for Class A, Class B, Class C and Class R4, respectively and the plan administration services fee waived at the Class level was $5 for Class R4. Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.60% for Class A, 2.37% for Class B, 2.37% for Class C, 1.25% for Class I and 1.43% for Class R4 of the Fund's average daily net assets. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class A, 2.28% for Class B, 2.28% for Class C, 1.12% for Class I and 1.42% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $5,977 as a result of earnings and bank fee credits from

--------------------------------------------------------------------------------

 34 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $181,613,258 and $207,609,479, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED OCT. 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,002,911      2,222,962      (3,567,357)          658,516
Class B                          387,089        555,239      (1,285,995)         (343,667)
Class C                           33,148         38,125         (62,087)            9,186
Class I                        1,245,796      1,619,150      (1,963,037)          901,909
Class R4*                          9,437          4,630         (22,564)           (8,497)
----------------------------------------------------------------------------------------------

                                                  YEAR ENDED OCT. 31, 2006
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,810,800      1,040,171      (4,532,570)         (681,599)
Class B                          702,782        297,084      (1,265,856)         (265,990)
Class C                           49,785         16,703         (57,499)            8,989
Class I                        2,717,056        663,721      (1,473,794)        1,906,983
Class R4*                         13,168          1,462          (2,848)           11,782
----------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts are included in the

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT 35 accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            CURRENCY TO               CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE               BE DELIVERED              BE RECEIVED    APPRECIATION    DEPRECIATION
-------------------------------------------------------------------------------------------------
Nov. 1, 2007                        170,450               303,060       $4,679          $   --
                                U.S. Dollar        Brazilian Real
Nov. 2, 2007                         35,216             4,044,021           --             151
                                U.S. Dollar          Japanese Yen
Nov. 2, 2007                        139,149               905,955          282              --
                                U.S. Dollar    South African Rand
Nov. 5, 2007                         51,460               337,313          426              --
                                U.S. Dollar    South African Rand
Nov. 7, 2007                         72,146                64,625           --           2,541
                          Australian Dollar           U.S. Dollar
-------------------------------------------------------------------------------------------------
Total                                                                   $5,387          $2,692
-------------------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $96,012,640 and $96,142,798, respectively, for the year ended Oct. 31, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

8. SUBSEQUENT EVENT

The Board of Directors of RiverSource International Equity Fund has approved in principle the proposed merger of the Fund into RiverSource Disciplined International Equity Fund. Completion of the merger is subject to approval by shareholders of the RiverSource International Equity Fund. It is currently anticipated that proxy materials regarding the proposed merger will be distributed to shareholders of the Fund during the fourth quarter of 2007, and that a meeting of shareholders to consider the proposed merger will be scheduled for the first quarter of 2008.

Until Nov. 16, 2007, RiverSource International Equity Fund was subadvised by The Boston Company and Marsico. Since Nov. 16, 2007, RiverSource Investments has solely managed the Fund.

9. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  37

Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the

--------------------------------------------------------------------------------

 38 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  39

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $8.47          $7.34          $7.03          $6.34          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08(b)         .05            .04            .05            .02
Net gains (losses) (both realized and
 unrealized)                               1.91           1.78           1.01            .90           1.13
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.99           1.83           1.05            .95           1.15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.11)          (.06)          (.09)          (.09)          (.01)
Distributions from realized gains         (1.33)          (.64)          (.65)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.44)          (.70)          (.74)          (.26)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.02          $8.47          $7.34          $7.03          $6.34
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $112            $99            $91            $98            $63
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.58%          1.69%          1.64%          1.73%          2.21%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.51%(e)       1.65%(e)       1.63%(e)       1.73%          1.74%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .99%           .68%           .59%           .51%           .73%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     90%            89%           110%           111%            58%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          27.03%         26.50%         15.65%         15.39%         22.26%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings credits and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $8.33          $7.24          $6.94          $6.29          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(b)          --             --             --             --
Net gains (losses) (both realized and
 unrealized)                               1.88           1.74            .98            .89           1.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.90           1.74            .98            .89           1.10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)          (.01)          (.03)          (.07)          (.01)
Distributions from realized gains         (1.33)          (.64)          (.65)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.37)          (.65)          (.68)          (.24)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.86          $8.33          $7.24          $6.94          $6.29
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $24            $25            $24            $22            $13
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.34%          2.46%          2.42%          2.51%          2.98%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.27%(e)       2.43%(e)       2.41%(e)       2.51%          2.52%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .25%          (.07%)         (.18%)         (.22%)          .04%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     90%            89%           110%           111%            58%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          26.12%         25.37%         14.86%         14.41%         21.23%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings credits and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  41

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $8.34          $7.24          $6.95          $6.29          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(b)          --             --             --             --
Net gains (losses) (both realized and
 unrealized)                               1.88           1.75            .97            .89           1.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.90           1.75            .97            .89           1.10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.01)          (.03)          (.06)          (.01)
Distributions from realized gains         (1.33)          (.64)          (.65)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.38)          (.65)          (.68)          (.23)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.86          $8.34          $7.24          $6.95          $6.29
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $1             $2             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.33%          2.46%          2.42%          2.51%          2.98%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.27%(e)       2.43%(e)       2.41%(e)       2.51%          2.52%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .23%          (.08%)         (.21%)         (.24%)         (.01%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     90%            89%           110%           111%            58%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          26.10%         25.46%         14.67%         14.54%         21.23%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings credits and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,                    2007              2006           2005        2004(B)
Net asset value, beginning of period              $8.52          $7.38          $7.06          $6.91
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        .12(c)         .07            .06             --
Net gains (losses) (both realized and
 unrealized)                                       1.91           1.81           1.02            .15
----------------------------------------------------------------------------------------------------
Total from investment operations                   2.03           1.88           1.08            .15
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income               (.15)          (.10)          (.11)            --
Distributions from realized gains                 (1.33)          (.64)          (.65)            --
----------------------------------------------------------------------------------------------------
Total distributions                               (1.48)          (.74)          (.76)            --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.07          $8.52          $7.38          $7.06
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $81            $68            $45            $22
----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                      1.12%          1.23%          1.19%          1.29%(f)
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)                      1.12%          1.23%          1.19%          1.29%(f)
----------------------------------------------------------------------------------------------------
Net investment income (loss)                      1.46%          1.12%           .96%           .78%(f)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             90%            89%           110%           111%
----------------------------------------------------------------------------------------------------
Total return(g)                                  27.43%         27.11%         16.17%          2.17%(h)
----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings credits and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  43

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $8.48          $7.36          $7.05          $6.35          $5.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .07            .05            .06            .03
Net gains (losses) (both realized and
 unrealized)                               1.95           1.78           1.01            .91           1.13
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.00           1.85           1.06            .97           1.16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.13)          (.09)          (.10)          (.10)          (.01)
Distributions from realized gains         (1.33)          (.64)          (.65)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.46)          (.73)          (.75)          (.27)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.02          $8.48          $7.36          $7.05          $6.35
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.43%          1.51%          1.47%          1.57%          2.04%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.35%(e)       1.48%(e)       1.46%(e)       1.57%          1.57%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .68%           .96%           .74%           .37%           .86%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     90%            89%           110%           111%            58%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          27.14%         26.66%         15.86%         15.63%         22.48%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings credits and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Equity Fund of the RiverSource International Managers Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          27.99%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.62878

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.81383
Total distributions.........................................        $1.44261

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          27.99%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.55908

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.81383
Total distributions.........................................        $1.37291

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          27.99%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.56805

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.81383
Total distributions.........................................        $1.38188

--------------------------------------------------------------------------------

 46 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          27.99%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.66404

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.81383
Total distributions.........................................        $1.47787

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          27.99%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.64463

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.81383
Total distributions.........................................        $1.45846

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  49

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  51

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 52 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2007 ANNUAL REPORT  53

     RIVERSOURCE(R) INTERNATIONAL EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6259 J (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INTERNATIONAL SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INTERNATIONAL SELECT
VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     19

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     42

Board Members and Officers..........     44

Proxy Voting........................     48

Change in Independent Registered
   Public Accounting Firm...........     48

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource International Select Value Fund seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Japan                                                        22.6%
Germany                                                      16.2%
United Kingdom                                               12.4%
France                                                       11.6%
Netherlands                                                   6.5%
Italy                                                         4.8%
Other(1)                                                     25.9%

(1) Includes Australia 3.3%, Canada 3.2%, Brazil 2.3%, Switzerland 2.1%, South Korea 1.8%, Belgium 1.6%, Spain 1.3%, Finland 1.2%, Taiwan 1.0%, Chile 0.5%, South Africa 0.5%, United States 0.5%, China 0.4%, Hong Kong 0.4%, India 0.4%, Luxembourg 0.3%, Philippine Islands 0.3%, Thailand 0.3%, Sweden 0.2% and Cash & Cash Equivalents(2) 4.3%.
(2) Of the 4.3%, 2.4% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

E.ON (Germany)                        2.9%
Eni (Italy)                           2.5%
Allianz (Germany)                     2.3%
BASF (Germany)                        2.2%
Renault (France)                      2.2%
ING Groep (Netherlands)               2.1%
Vodafone Group (United Kingdom)       1.9%
Total (France)                        1.8%
Munich Re Group (Germany)             1.7%
Royal Dutch Shell Series A
   (Netherlands)                      1.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
   X                          LARGE
   X                          MEDIUM      SIZE
   X                          SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

ALLIANCEBERNSTEIN L.P.

                             YEARS IN INDUSTRY
Sharon Fay                          21
Kevin Simms                         18
Henry D'Auria                       19
Marilyn Fedak                       35
John Mahedy                         21
Giulio Martini, Ph.D.               28

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     APIAX          09/28/01
Class B                     AXIBX          09/28/01
Class C                     APICX          09/28/01
Class I                     APRIX          03/04/04
Class R4(1)                    --          09/28/01
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.663 billion
Number of holdings                              123

--------------------------------------------------------------------------------

 4 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource International Select Value Fund Class
  A (excluding sales charge)                          +22.31%

Morgan Stanley Capital International (MSCI) EAFE
  GDP Weighted, Half-Hedged Index (unmanaged)         +21.70%

Morgan Stanley Capital International (MSCI) EAFE
  Index (unmanaged)                                   +25.43%

Lipper International Multi-Cap Value Funds Index      +24.62%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                              TOTAL

 Class A                                                      1.38%

 Class B                                                      2.14%

 Class C                                                      2.13%

 Class I                                                      0.97%

 Class R4(a)                                                  1.26%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 9/28/01)         +22.31%  +24.54%  +25.58%    +19.01%
 Class B (inception 9/28/01)         +21.37%  +23.55%  +24.63%    +18.11%
 Class C (inception 9/28/01)         +21.35%  +23.59%  +24.62%    +18.10%
 Class I (inception 3/4/04)          +22.79%  +25.03%      N/A    +22.63%
 Class R4* (inception 9/28/01)       +22.42%  +24.70%  +25.76%    +19.19%

WITH SALES CHARGE
 Class A (inception 9/28/01)         +15.29%  +22.09%  +24.10%    +17.87%
 Class B (inception 9/28/01)         +16.37%  +22.67%  +24.47%    +18.11%
 Class C (inception 9/28/01)         +20.35%  +23.59%  +24.62%    +18.10%

AT SEPT. 30, 2007
                                                                  SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS  5 YEARS  INCEPTION
 Class A (inception 9/28/01)         +23.67%  +24.21%  +26.08%    +18.80%
 Class B (inception 9/28/01)         +22.85%  +23.25%  +25.13%    +17.93%
 Class C (inception 9/28/01)         +22.72%  +23.26%  +25.10%    +17.90%
 Class I (inception 3/4/04)          +24.26%  +24.77%      N/A    +22.38%
 Class R4* (inception 9/28/01)       +23.77%  +24.38%  +26.27%    +18.99%

WITH SALES CHARGE
 Class A (inception 9/28/01)         +16.57%  +21.78%  +24.60%    +17.64%
 Class B (inception 9/28/01)         +17.85%  +22.37%  +24.97%    +17.93%
 Class C (inception 9/28/01)         +21.72%  +23.26%  +25.10%    +17.90%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource International Select Value Fund rose 22.31% for the annual period ended Oct. 31, 2007 (Class A shares, excluding sales charges), outperforming the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, which advanced 21.70% for the period, and underperformed the broader MSCI EAFE Index, which rose 25.43%. The Fund also underperformed its peer group, represented by the Lipper International Multi-Cap Value Funds Index, which increased 24.62% for the period.

AllianceBernstein L.P. (AllianceBernstein), an independent money management firm, is the subadviser for and manages the portfolio of RiverSource International Select Value Fund. Below, AllianceBernstein discusses the Fund's positioning and results during the fiscal year ended Oct. 31, 2007.

Q. What factors affected Fund's performance for this period?

A. Contributors to performance during the period were concentrated in the metals industry. Steelmakers JFE Holdings and ArcelorMittal benefited from high steel prices, while commodity price strength lifted shares of diversified Anglo-Swiss miner Xstrata. In the transportation industry, Japanese shipping company Mitsui OSK Lines benefited from strong demand and a recovery in shipping rates. The Fund's overweight in the materials sector also contributed to performance.

   The Fund's overweight in the financials sector and the weakness of some holdings within the sector detracted from performance during the period. The biggest detractors in terms of stock selection included several of our Japanese financial holdings, notably leasing and consumer finance group ORIX and Sumitomo Mitsui Financial Group, one of Japan's three biggest nationwide banking groups. Both stocks fell victim to the market's jitters over the subprime loan crisis despite having limited exposure to subprime mortgages or related financial products. The Bank of Japan's decision to delay an expected increase in interest rates also dampened the market's hopes that higher rates would help widen banks' lending margins. Also suffering from the subprime crisis were positions in financial companies ING Groep and HBOS. Security selection in the industrials sector also detracted from performance.

   CONTRIBUTORS TO PERFORMANCE DURING THE PERIOD WERE CONCENTRATED IN THE METALS INDUSTRY.


--------------------------------------------------------------------------------

            RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

Q. What changes did you make to the portfolio during the period?

A. We took advantage of the recent market stress to add to some of the portfolio's holdings at attractive prices, including Taiwanese technology companies AU Optronics and United Microelectronics.

   In the automotive industry, we continued to rotate out of Toyota Motor in favor of Nissan Motor. Our research suggests that even in a weaker export environment, Nissan's business remains fundamentally sound and that the company is attractively valued on a normalized earnings basis. We exited the Fund's position in EADS, as key developments eroded our conviction that the company will meet our earnings forecasts.

   In the energy sector, we have been rotating out of BP and into the more attractively valued Royal Dutch Shell (RDS). Even with rising exploration and development costs, RDS is likely to benefit from its strong position in liquefied natural gas and its exposure to European refining. In the metals and mining industry, we added to UK-listed copper miners Antofagasta and Kazakhmys, as we continue to discover value opportunities in the materials sector.

Q. How are you positioning the Fund going forward?

A. We continue to believe that international equity markets are reasonably valued and that these valuations are supported by the prospect of continued, if more moderate, economic and profit growth. The overall value opportunity is lower than average, but our fundamental research continues to uncover interesting value investments on a stock-by-stock basis, resulting in a portfolio that is attractively priced and competitive with others in the market.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 8 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Select Value Fund Class A shares (from 10/01/01 to 10/31/07)* as compared to the performance of three widely cited performance indices, MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS

Results at Oct. 31, 2007                                                      SINCE
                                          1 YEAR     3 YEARS    5 YEARS    INCEPTION(4)
RIVERSOURCE INTERNATIONAL SELECT VALUE FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,529    $18,199    $29,435      $27,199
        Average annual total return        +15.29%    +22.09%    +24.10%      +17.87%
MSCI EAFE GDP WEIGHTED, HALF-HEDGED INDEX(1)
        Cumulative value of $10,000       $12,170    $19,124    $27,328      $23,208
        Average annual total return        +21.70%    +24.12%    +22.27%      +14.83%
MSCI EAFE INDEX(2)
        Cumulative value of $10,000       $12,543    $19,048    $28,975      $25,877
        Average annual total return        +25.43%    +23.96%    +23.71%      +16.92%
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(3)
        Cumulative value of $10,000       $12,462    $19,006    $29,936      $28,059
        Average annual total return        +24.62%    +23.87%    +24.52%      +18.48%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL SELECT VALUEFUND LINE GRAPH)

                                                                MORGAN STANLEY
                                         RIVERSOURCE         CAPITAL INTERNATIONAL
                                    INTERNATIONAL SELECT        (MSCI) EAFE GDP         MORGAN STANLEY       LIPPER INTERNATIONAL
                                     VALUE FUND CLASS A         WEIGHTED, HALF-      CAPITAL INTERNATIONAL     MULTI-CAP VALUE
                                   (INCLUDES SALES CHARGE)      HEDGED INDEX(1)       (MSCI) EAFE INDEX(2)       FUNDS INDEX(3)
                                   -----------------------   ---------------------   ---------------------   --------------------
10/1/01                                    $ 9,425                  $10,000                 $10,000                 $10,000
10/01                                        9,572                   10,306                  10,256                  10,249
10/02                                        8,711                    8,492                   8,930                   9,371
10/03                                       11,516                   10,443                  11,392                  12,336
10/04                                       14,083                   12,136                  13,587                  14,762
10/05                                       17,115                   14,936                  16,113                  17,481
10/06                                       22,238                   19,069                  20,631                  22,516
10/07                                       27,199                   23,208                  25,877                  28,059

(1) The Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              MAY 1, 2007    OCT. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,072.40        $ 7.26           1.39%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.20        $ 7.07           1.39%
 Class B
   Actual(b)                    $1,000         $1,067.60        $11.20           2.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.37        $10.92           2.15%
 Class C
   Actual(b)                    $1,000         $1,068.70        $11.21           2.15%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.37        $10.92           2.15%
 Class I
   Actual(b)                    $1,000         $1,074.20        $ 5.12            .98%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.27        $ 4.99            .98%
 Class R4*
   Actual(b)                    $1,000         $1,072.80        $ 6.69           1.28%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.75        $ 6.51           1.28%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +7.24% for Class A, +6.76% for Class B, +6.87% for Class C, +7.42% for Class I and +7.28% for Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.2%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (3.4%)
COMMERCIAL BANKS (0.6%)
Natl Australia Bank                                 372,621             $15,072,206
-----------------------------------------------------------------------------------

INSURANCE (1.0%)
QBE Insurance Group                                 826,045              25,273,673
Suncorp-Metway                                       55,249               1,049,444
                                                                    ---------------
Total                                                                    26,323,117
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Zinifex                                           1,307,300              20,684,339
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.0%)
Macquarie Airports                                4,097,874              16,837,320
Macquarie Infrastructure Group                    4,089,845              12,137,739
                                                                    ---------------
Total                                                                    28,975,059
-----------------------------------------------------------------------------------

BELGIUM (1.7%)
DIVERSIFIED FINANCIAL SERVICES
Fortis                                            1,373,832              44,122,683
Fortis-Strip                                        349,532(b)                5,061
                                                                    ---------------
Total                                                                    44,127,744
-----------------------------------------------------------------------------------

BRAZIL (1.5%)
COMMERCIAL BANKS (0.3%)
UNIBANCO -- Uniao de Bancos Brasileiros GDR          52,900               8,360,316
-----------------------------------------------------------------------------------

METALS & MINING (1.2%)
Gerdau ADR                                          629,950              19,591,445
Usinas Siderurgicas de Minas Gerais Series A        158,200              12,404,599
                                                                    ---------------
Total                                                                    31,996,044
-----------------------------------------------------------------------------------

CANADA (3.3%)
COMMERCIAL BANKS (0.8%)
Royal Bank of Canada                                340,677              20,213,392
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
TELUS                                               274,978             $16,009,595
-----------------------------------------------------------------------------------

INSURANCE (0.7%)
ING Canada                                          373,864              17,812,484
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Teck Cominco Series B                               427,600              21,418,482
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
EnCana                                              183,400              12,835,087
-----------------------------------------------------------------------------------

CHILE (0.5%)
METALS & MINING
Antofagasta                                         813,100              14,223,481
-----------------------------------------------------------------------------------

CHINA (0.4%)
OIL, GAS & CONSUMABLE FUELS
China Petroleum & Chemical Series H               6,084,000               9,687,225
-----------------------------------------------------------------------------------

FINLAND (1.3%)
COMMUNICATIONS EQUIPMENT (0.8%)
Nokia                                               511,700              20,323,110
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Stora Enso Series R                                 707,500              13,051,199
-----------------------------------------------------------------------------------

FRANCE (11.9%)
AIRLINES (0.3%)
Air France-KLM                                      211,400               8,067,161
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
Michelin Series B                                   185,100              24,929,794
-----------------------------------------------------------------------------------

AUTOMOBILES (2.3%)
Renault                                             359,000              60,637,392
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.3%)
BNP Paribas                                         392,630              43,517,507
Credit Agricole                                     854,600              33,859,396
Societe Generale                                    210,000              35,478,879
                                                                    ---------------
Total                                                                   112,855,782
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEDIA (0.8%)
Lagardere                                           244,000             $20,692,626
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.8%)
Total                                               594,300(d)           47,959,582
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Sanofi-Aventis                                      460,626              40,520,121
-----------------------------------------------------------------------------------

GERMANY (16.6%)
AIRLINES (1.2%)
Deutsche Lufthansa                                1,070,000              31,622,369
-----------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Daimler                                             111,400              12,285,764
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.7%)
Deutsche Bank                                       337,900              45,144,298
-----------------------------------------------------------------------------------

CHEMICALS (2.3%)
BASF                                                438,900              60,933,601
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Deutsche Telekom                                  1,447,900              29,748,080
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.9%)
E.ON                                                399,000              78,100,041
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
EPCOS                                               297,300               6,000,527
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Fresenius Medical Care & Co                         105,000               5,524,968
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
TUI                                                 621,400(b)           18,269,929
-----------------------------------------------------------------------------------

INSURANCE (4.1%)
Allianz                                             277,900              62,700,488
Munich Re Group                                     244,700              46,790,338
                                                                    ---------------
Total                                                                   109,490,826
-----------------------------------------------------------------------------------

MULTI-UTILITIES (1.7%)
RWE                                                 334,370              45,611,912
-----------------------------------------------------------------------------------

HONG KONG (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
China Netcom Group Corp Hong Kong                 2,953,000               9,075,724
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Sino Land                                           253,870                $795,799
-----------------------------------------------------------------------------------

INDIA (0.5%)
COMMERCIAL BANKS
State Bank of India GDR                              96,500              12,193,338
-----------------------------------------------------------------------------------

ITALY (4.9%)
COMMERCIAL BANKS (1.3%)
Banco Popolare Scarl                                209,500(b)            5,028,690
Intesa Sanpaolo                                   3,643,375              28,904,079
                                                                    ---------------
Total                                                                    33,932,769
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
Buzzi Unicem                                        570,781              16,228,612
-----------------------------------------------------------------------------------

INSURANCE (0.5%)
Fondiaria -- SAI                                    285,500              13,341,999
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.5%)
Eni                                               1,850,500(d)           67,570,157
-----------------------------------------------------------------------------------

JAPAN (23.0%)
AUTO COMPONENTS (0.3%)
Aisin Seiki                                         206,000               8,467,139
-----------------------------------------------------------------------------------

AUTOMOBILES (4.9%)
Honda Motor                                         756,600              28,340,892
Isuzu Motors                                      3,469,000              17,299,290
Nissan Motor                                      3,237,600              37,155,492
Toyota Motor                                        796,000              45,580,213
                                                                    ---------------
Total                                                                   128,375,887
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Mitsubishi Chemical Holdings                      1,439,000              11,909,978
Mitsui Chemicals                                  1,685,000              15,853,017
                                                                    ---------------
Total                                                                    27,762,995
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.0%)
Mitsubishi UFJ Financial Group                    3,646,000              36,493,470
Sumitomo Mitsui Financial Group                       4,991              40,895,308
                                                                    ---------------
Total                                                                    77,388,778
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (2.3%)
Fujitsu                                           3,370,000             $26,468,404
Toshiba                                           4,091,000              34,654,241
                                                                    ---------------
Total                                                                    61,122,645
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
ORIX                                                147,000              30,162,718
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Nippon Telegraph & Telephone                          5,386              24,657,275
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Kyushu Electric Power                               622,900              15,192,424
Tokyo Electric Power                                995,900              25,278,459
                                                                    ---------------
Total                                                                    40,470,883
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Alps Electric                                       567,100               7,102,097
Hitachi                                           1,390,000               9,311,368
Oki Electric Industry                             3,367,000(b)            5,731,095
                                                                    ---------------
Total                                                                    22,144,560
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Sharp                                             1,387,000              21,885,010
-----------------------------------------------------------------------------------

MARINE (1.5%)
Mitsui OSK Lines                                  2,129,000              35,197,792
Nippon Yusen Kabushiki Kaisha                       574,000               5,927,880
                                                                    ---------------
Total                                                                    41,125,672
-----------------------------------------------------------------------------------

METALS & MINING (1.6%)
JFE Holdings                                        734,600              43,015,386
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.9%)
Canon                                               473,800              23,981,270
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.8%)
Nippon Mining Holdings                            2,309,000              21,845,989
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Leopalace21                                         198,900               6,351,394
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
East Japan Railway                                    2,019              16,636,299
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Mitsubishi                                          183,000              $5,699,505
Mitsui & Co                                         582,000              15,100,533
                                                                    ---------------
Total                                                                    20,800,038
-----------------------------------------------------------------------------------

LUXEMBOURG (0.3%)
MEDIA
SES FDR                                             317,200               7,848,269
-----------------------------------------------------------------------------------

NETHERLANDS (6.7%)
DIVERSIFIED FINANCIAL SERVICES (2.2%)
ING Groep                                         1,280,624              57,884,859
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Koninklijke Ahold                                 1,901,420(b)           28,649,966
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Wolters Kluwer                                      211,600               6,646,228
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
ArcelorMittal                                       480,197              38,749,541
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.7%)
Royal Dutch Shell Series A                        1,061,652              46,582,160
-----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.3%)
WIRELESS TELECOMMUNICATION SERVICES
Philippine Long Distance Telephone                   98,000               6,852,863
-----------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
COMMERCIAL BANKS (0.2%)
Standard Bank Group                                 243,000               4,411,084
-----------------------------------------------------------------------------------

INSURANCE (0.3%)
Sanlam                                            2,371,000               8,706,471
-----------------------------------------------------------------------------------

SOUTH KOREA (1.7%)
AUTO COMPONENTS (0.2%)
Hyundai Mobis                                        52,200               5,247,298
-----------------------------------------------------------------------------------

CHEMICALS (0.4%)
Honam Petrochemical                                  66,000              10,062,733
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
..x

COMMERCIAL BANKS (0.5%)
Industrial Bank of Korea                            194,500              $3,982,688
Kookmin Bank                                         53,900               4,402,289
Shinhan Financial Group                              83,700               5,461,768
                                                                    ---------------
Total                                                                    13,846,745
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
POSCO                                                11,800               8,594,465
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Hynix Semiconductor                                 151,600(b)            4,247,413
Samsung Electronics                                   6,700               4,126,168
                                                                    ---------------
Total                                                                     8,373,581
-----------------------------------------------------------------------------------

SPAIN (1.3%)
OIL, GAS & CONSUMABLE FUELS
Repsol YPF                                          894,900              35,356,390
-----------------------------------------------------------------------------------

SWEDEN (0.2%)
HOUSEHOLD DURABLES
Electrolux Series B                                 341,500               6,635,459
-----------------------------------------------------------------------------------

SWITZERLAND (2.2%)
CAPITAL MARKETS (0.9%)
Credit Suisse Group                                 353,000              23,856,752
-----------------------------------------------------------------------------------

METALS & MINING (1.3%)
Xstrata                                             467,940              33,737,912
-----------------------------------------------------------------------------------

TAIWAN (1.0%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
AU Optronics                                      1,537,940               3,327,442
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Powerchip Semiconductor                           7,003,783               3,258,962
Siliconware Precision Inds                        4,247,636               8,916,739
Taiwan Semiconductor Mfg                          3,873,490               7,740,824
United Microelectronics                           5,634,379               3,695,730
                                                                    ---------------
Total                                                                    23,612,255
-----------------------------------------------------------------------------------

THAILAND (0.3%)
OIL, GAS & CONSUMABLE FUELS
PTT                                                 540,800               7,200,195
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED KINGDOM (12.8%)
AEROSPACE & DEFENSE (1.0%)
BAE Systems                                       2,605,500             $27,066,172
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.1%)
Barclays                                          2,377,900              30,092,829
HBOS                                              2,012,480              36,680,097
Royal Bank of Scotland Group                      3,566,992              38,519,815
                                                                    ---------------
Total                                                                   105,292,741
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Greene King                                         176,600               3,338,052
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Taylor Wimpey                                     1,998,708              10,338,672
-----------------------------------------------------------------------------------

INSURANCE (1.3%)
Aviva                                             1,861,192              29,321,108
Royal & SunAlliance Insurance Group               1,520,750               5,010,415
                                                                    ---------------
Total                                                                    34,331,523
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
Home Retail Group                                 2,384,700              21,678,326
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Kazakhmys                                           202,800               6,238,570
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
BP                                                  767,500               9,984,220
-----------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
AstraZeneca                                         579,900              28,554,476
GlaxoSmithKline                                   1,013,000              26,017,390
                                                                    ---------------
Total                                                                    54,571,866
-----------------------------------------------------------------------------------

TOBACCO (0.6%)
British American Tobacco                            401,200              15,283,283
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
Vodafone Group                                   13,142,350              51,782,980
-----------------------------------------------------------------------------------

UNITED STATES (0.5%)
METALS & MINING
Gerdau Ameristeel                                 1,051,200              14,368,441
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,862,314,873)                                               $2,589,297,503
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  17

PREFERRED STOCKS (1.0%)(c)
ISSUER                                            SHARES                   VALUE(A)
-----------------------------------------------------------------------------------

BRAZIL (0.8%)
Petroleo Brasileiro                                 524,700             $21,876,397
-----------------------------------------------------------------------------------

SOUTH KOREA (0.2%)
Samsung Electronics                                   8,800               4,186,018
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $16,039,808)                                                     $26,062,415
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.4%)(e,f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                116,537,609(g)         $116,537,609
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $116,537,609)                                                   $116,537,609
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,994,892,290)(h)                                            $2,731,897,527
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.5% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.9% of net assets.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
Tokyo Price Index Future, Dec. 2007                                     165

(g)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(h) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $2,001,351,364 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $753,662,303
Unrealized depreciation                                            (23,116,140)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $730,546,163
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,878,354,681)       $2,615,359,918
   Affiliated money market fund (identified cost
   $116,537,609) (Note 8)                                          116,537,609
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,994,892,290)                                               2,731,897,527
Foreign currency holdings (identified cost $12,821,426)
   (Note 1)                                                         13,025,090
Capital shares receivable                                            2,141,212
Dividends receivable                                                 9,063,417
Receivable for investment securities sold                            1,469,053
Variation margin receivable                                             85,841
Unrealized appreciation on forward foreign currency
   contracts (Note 6)                                                  897,928
Margin deposits on futures contracts (Note 7)                          815,486
------------------------------------------------------------------------------
Total assets                                                     2,759,395,554
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               2,120,513
Payable for investment securities purchased                            234,673
Payable upon return of securities loaned (Note 5)                   65,853,000
Unrealized depreciation on forward foreign currency
   contracts (Note 6)                                               27,931,183
Accrued investment management services fee                              58,846
Accrued distribution fee                                                25,417
Accrued transfer agency fee                                              6,288
Accrued administrative services fee                                      5,242
Accrued plan administration services fee                                    15
Other accrued expenses                                                 370,150
------------------------------------------------------------------------------
Total liabilities                                                   96,605,327
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,662,790,227
==============================================================================

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  19

OCT. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    2,205,589
Additional paid-in capital                                       1,658,341,904
Undistributed net investment income                                 20,546,640
Accumulated net realized gain (loss)                               270,003,873
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Notes 6 and 7)                                      711,692,221
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,662,790,227
==============================================================================

Net assets applicable to outstanding
   shares:                                 Class A                          $2,032,189,431
                                           Class B                          $  394,630,501
                                           Class C                          $   37,691,348
                                           Class I                          $  196,111,461
                                           Class R4                         $    2,167,486
Net asset value per share of outstanding   Class A
   capital stock:                          shares(1)          167,447,483   $        12.14
                                           Class B shares      33,755,932   $        11.69
                                           Class C shares       3,232,845   $        11.66
                                           Class I shares      15,945,372   $        12.30
                                           Class R4 shares        177,221   $        12.23
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                 $   68,917,475
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $12.88. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 73,299,543
Interest                                                             323,151
Income distributions from affiliated money market fund (Note
   8)                                                              3,042,270
Fee income from securities lending (Note 5)                        2,865,338
   Less foreign taxes withheld                                    (9,039,605)
----------------------------------------------------------------------------
Total income                                                      70,490,697
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                20,067,871
Distribution fee
   Class A                                                         4,540,785
   Class B                                                         4,105,615
   Class C                                                           323,352
Transfer agency fee
   Class A                                                         2,971,518
   Class B                                                           715,327
   Class C                                                            54,736
   Class R4                                                            1,236
Service fee -- Class R4                                                  210
Administrative services fee                                        1,759,221
Plan administration services fee -- Class R4                           4,615
Compensation of board members                                         42,013
Custodian fees                                                       658,725
Printing and postage                                                 373,475
Registration fees                                                    112,706
Professional fees                                                     69,169
Other                                                                101,804
----------------------------------------------------------------------------
Total expenses                                                    35,902,378
   Earnings and bank fee credits on cash balances (Note 2)           (71,134)
----------------------------------------------------------------------------
Total net expenses                                                35,831,244
----------------------------------------------------------------------------
Investment income (loss) -- net                                   34,659,453
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                273,548,793
   Foreign currency transactions                                 (11,581,127)
   Futures contracts                                               3,545,633
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          265,513,299
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    171,439,963
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            436,953,262
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $471,612,715
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   34,659,453    $   18,469,817
Net realized gain (loss) on investments                   265,513,299       190,692,944
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      171,439,963       230,087,541
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             471,612,715       439,250,302
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (18,634,427)      (25,642,979)
      Class B                                              (1,775,290)       (5,775,331)
      Class C                                                (161,686)         (334,098)
      Class I                                              (1,406,420)       (1,879,380)
      Class R4                                                (24,642)          (25,903)
Net realized gain
      Class A                                            (144,729,870)      (40,958,926)
      Class B                                             (36,738,154)      (12,925,508)
      Class C                                              (2,535,971)         (721,629)
      Class I                                              (8,312,057)       (2,591,521)
      Class R4                                               (170,066)          (38,557)
---------------------------------------------------------------------------------------
Total distributions                                      (214,488,583)      (90,893,832)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                472,595,578       441,735,499
   Class B shares                                          73,414,220        96,074,001
   Class C shares                                          11,336,460         7,663,696
   Class I shares                                          93,076,580        34,945,167
   Class R4 shares                                            451,779           806,576
Reinvestment of distributions at net asset value
   Class A shares                                         160,474,109        65,368,738
   Class B shares                                          37,963,847        18,412,392
   Class C shares                                           2,613,650         1,015,005
   Class I shares                                           9,716,835         4,470,046
   Class R4 shares                                            192,389            63,264
Payments for redemptions
   Class A shares                                        (334,273,639)     (223,103,076)
   Class B shares (Note 2)                               (140,556,621)     (110,121,037)
   Class C shares (Note 2)                                 (5,274,579)       (4,323,437)
   Class I shares                                         (14,107,856)      (28,080,328)
   Class R4 shares                                           (473,072)         (294,026)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           367,149,680       304,632,480
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   624,273,812       652,988,950
Net assets at beginning of year                         2,038,516,415     1,385,527,465
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,662,790,227    $2,038,516,415
=======================================================================================
Undistributed net investment income                    $   20,546,640    $    6,227,894
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource International Select Value Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far East) Index and Canada.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds, owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the

--------------------------------------------------------------------------------

 24 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  25

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,661,758 and accumulated net realized gain has been increased by $4,493,223, resulting in a net reclassification adjustment to decrease paid-in capital by $6,154,981.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $29,116,942    $27,588,932
      Long-term capital gain..................    134,247,355     39,012,973

--------------------------------------------------------------------------------

 26 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

YEAR ENDED OCT. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS B
Distributions paid from:
      Ordinary income.........................    $ 4,436,535    $ 6,389,420
      Long-term capital gain..................     34,076,909     12,311,419
CLASS C
Distributions paid from:
      Ordinary income.........................        345,802        368,382
      Long-term capital gain..................      2,351,855        687,345
CLASS I
Distributions paid from:
      Ordinary income.........................      2,008,517      2,002,503
      Long-term capital gain..................      7,709,960      2,468,398
CLASS R4*
Distributions paid from:
      Ordinary income.........................         36,961         27,735
      Long-term capital gain..................        157,747         36,725

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $         --
Undistributed accumulated long-term gain..................    $270,003,873
Unrealized appreciation (depreciation)....................    $732,238,861

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  27

Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $296,140 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 0.83% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with AllianceBernstein L.P. (AllianceBernstein) to subadvise the assets of the Fund. The Investment Manager contracts with and compensates AllianceBernstein to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.07% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

 28 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

Other expenses in the amount of $18,922 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT 29 assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $3,859,883 for Class A, $221,038 for Class B and $4,753 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.42% for Class A, 2.19% for Class B, 2.19% for Class C, 1.07% for Class I and 1.25% for Class R4 of the Fund's average daily net assets. For the year ended Oct. 31, 2007, the waiver was not invoked since the Fund's expenses were below the cap amount. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's transfer agency fees were reduced by $71,134 as a result of bank fee credits from overnight cash balances.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

--------------------------------------------------------------------------------

 30 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $828,167,526 and $644,313,186, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED OCT. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  41,679,506     15,196,414      (29,572,234)       27,303,686
Class B                   6,793,582      3,707,411      (12,500,460)       (1,999,467)
Class C                   1,051,129        255,989         (485,291)          821,827
Class I                   8,220,516        911,523       (1,207,135)        7,924,904
Class R4*                    40,374         18,099          (41,844)           16,629
------------------------------------------------------------------------------------------

                                             YEAR ENDED OCT. 31, 2006
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  44,318,751      7,089,910      (22,310,997)       29,097,664
Class B                   9,936,092      2,050,378      (11,517,827)          468,643
Class C                     786,619        113,282         (443,781)          456,120
Class I                   3,481,930        480,650       (2,669,275)        1,293,305
Class R4*                    81,149          6,817          (28,477)           59,489
------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Oct. 31, 2007, securities valued at $68,917,475 were on loan to brokers. For collateral, the Fund

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT 31 received $65,853,000 in cash and U.S. government securities valued at $8,031,966. The Fund does not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Statement of assets and liabilities. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $2,865,338 for the year ended Oct. 31, 2007. Expenses paid to the Investment Manager were $15,875 for the year ended Oct. 31, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              CURRENCY TO          CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE                 BE DELIVERED         BE RECEIVED    APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------
Dec. 17, 2007                        87,429,000    119,351,077      $     --      $ 7,374,518
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                         6,438,000      8,781,754            --          549,925
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                       238,862,000    327,489,358            --       18,733,623
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                         7,774,000     10,951,622            --          316,547
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                         5,325,000      7,545,152            --          173,268
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                         8,657,000     12,323,240            --          224,811
                         European Monetary Unit    U.S. Dollar

Dec. 17, 2007                    12,088,168,000    106,248,126       897,928               --
                                   Japanese Yen    U.S. Dollar

Dec. 17, 2007                        21,207,000     17,804,550            --          558,491
                                    Swiss Franc    U.S. Dollar
----------------------------------------------------------------------------------------------
Total                                                               $897,928      $27,931,183
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

7. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2007, $815,486 was held in a margin deposit account as collateral to cover initial margin deposits on 165 open purchase contracts denominated in Japanese Yen. The notional market value of the open purchase contracts at Oct. 31, 2007 was $23,126,897 with a net unrealized gain of $1,424,129. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $971,234,266 and $913,217,588, respectively, for the year ended Oct. 31, 2007.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

10. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  33

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and

--------------------------------------------------------------------------------

 34 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  35

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $11.00          $9.00          $7.68          $6.28          $4.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18(b)         .11            .08            .01            .04
Net gains (losses) (both realized and
 unrealized)                               2.10           2.47           1.53           1.39           1.49
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.28           2.58           1.61           1.40           1.53
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.13)          (.22)            --             --             --
Distributions from realized gains         (1.01)          (.36)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.14)          (.58)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.14         $11.00          $9.00          $7.68          $6.28
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $2,032         $1,542           $999           $626           $363
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.38%          1.55%          1.48%          1.52%          1.68%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.38%          1.47%(e)       1.48%          1.52%          1.65%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.54%          1.20%          1.18%           .65%           .87%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     28%            31%            22%            23%            18%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          22.31%         29.93%         21.53%         22.29%         32.21%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.63          $8.72          $7.51          $6.18          $4.71
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(b)         .05            .04             --             --
Net gains (losses) (both realized and
 unrealized)                               2.03           2.38           1.46           1.33           1.47
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.12           2.43           1.50           1.33           1.47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.16)            --             --             --
Distributions from realized gains         (1.01)          (.36)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.06)          (.52)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.69         $10.63          $8.72          $7.51          $6.18
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $395           $380           $308           $219           $153
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.14%          2.32%          2.25%          2.28%          2.46%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.14%          2.24%(e)       2.25%          2.28%          2.42%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .80%           .45%           .42%          (.10%)          .12%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     28%            31%            22%            23%            18%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          21.37%         28.93%         20.52%         21.52%         31.21%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.62          $8.71          $7.50          $6.18          $4.71
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .09(b)         .06            .05             --             --
Net gains (losses) (both realized and
 unrealized)                               2.03           2.37           1.45           1.32           1.47
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.12           2.43           1.50           1.32           1.47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.16)            --             --             --
Distributions from realized gains         (1.01)          (.36)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.08)          (.52)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.66         $10.62          $8.71          $7.50          $6.18
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $38            $26            $17            $12             $8
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.13%          2.32%          2.25%          2.28%          2.47%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              2.13%          2.24%(e)       2.25%          2.28%          2.42%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .82%           .44%           .40%          (.11%)          .13%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     28%            31%            22%            23%            18%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          21.35%         29.05%         20.55%         21.36%         31.21%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $11.13          $9.09          $7.73          $7.16
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26(c)         .14            .09            .10
Net gains (losses) (both realized and
 unrealized)                               2.09           2.52           1.56            .47
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.35           2.66           1.65            .57
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)          (.26)            --             --
Distributions from realized gains         (1.01)          (.36)          (.29)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.18)          (.62)          (.29)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.30         $11.13          $9.09          $7.73
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $196            $89            $61            $22
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .97%          1.12%          1.03%          1.08%(g)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e)               .97%          1.04%(f)       1.03%          1.08%(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              2.18%          1.54%          1.79%           .90%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     28%            31%            22%            23%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          22.79%         30.56%         21.93%          7.96%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period     $11.08          $9.06          $7.72          $6.30          $4.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19(b)         .12            .09            .02            .05
Net gains (losses) (both realized and
 unrealized)                               2.12           2.50           1.54           1.40           1.49
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.31           2.62           1.63           1.42           1.54
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)          (.24)            --             --             --
Distributions from realized gains         (1.01)          (.36)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.16)          (.60)          (.29)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.23         $11.08          $9.06          $7.72          $6.30
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.26%          1.38%          1.31%          1.35%          1.50%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d)              1.26%          1.30%(e)       1.31%          1.35%          1.47%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.68%          1.44%          1.29%           .85%           .88%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     28%            31%            22%            23%            18%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          22.42%         30.17%         21.69%         22.54%         32.35%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Select Value Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Select Value Fund of the RiverSource International Managers Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
December 17, 2007

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  41

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.21047

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.93283
Total distributions.........................................        $1.14330

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.12899

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.93283
Total distributions.........................................        $1.06182

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.14229

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.93283
Total distributions.........................................        $1.07512

--------------------------------------------------------------------------------

 42 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25142

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.93283
Total distributions.........................................        $1.18425

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.22680

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.93283
Total distributions.........................................        $1.15963

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT  47

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 48 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) INTERNATIONAL SELECT VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6242 L (12/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INTERNATIONAL SMALL CAP FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INTERNATIONAL SMALL
CAP FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     27

Notes to Financial Statements.......     30

Report of Independent Registered
   Public Accounting Firm...........     48

Federal Income Tax Information......     49

Board Members and Officers..........     51

Proxy Voting........................     55

Change in Independent Registered
   Public Accounting Firm...........     55

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2007

FUND OBJECTIVE

RiverSource International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Japan                                          24.5%
Germany                                        10.2%
United Kingdom                                  8.1%
South Korea                                     5.7%
China                                           4.2%
Australia                                       3.8%
Other                                          43.5%



(1) Includes Canada 3.7%, France 3.2%, Netherlands 3.2%, Denmark 2.7%, Sweden 2.7%, Switzerland 2.6%, Finland 2.5%, Hong Kong 2.5%, Italy 2.4%, Taiwan 1.8%, South Africa 1.5%, Greece 1.3%, Singapore 1.3%, Mexico 1.0%, Norway 0.9%, Spain 0.9%, Turkey 0.9%, Ireland 0.8%, Israel 0.7%, Austria 0.6%, Malaysia 0.6%, Thailand 0.5%, Belgium 0.4%, Brazil 0.3%, Indonesia 0.2%, New Zealand 0.2%, Poland 0.2%, United States 0.2%, Philippine Islands 0.1%, Russia 0.1% and Cash & Cash Equivalents 3.5%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Aalberts Inds (Netherlands)           1.1%
Fuchs Petrolub (Germany)              0.9%
FLSmidth & Co (Denmark)               0.9%
Hellenic Exchanges Holding (Greece)   0.9%
Cookson Group (United Kingdom)        0.8%
IG Group Holdings (United Kingdom)    0.8%
Hugo Boss (Germany)                   0.8%
Ramirent (Finland)                    0.8%
Imtech (Netherlands)                  0.8%
Lindab Intl (Sweden)                  0.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.
--------------------------------------------------------------------------------

               RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT OCT. 31, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
                              LARGE
                              MEDIUM      SIZE
            X                 SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
AIG GLOBAL
INVESTMENT CORP.
Chantal Brennan                     13
Noriko Umino                        20
Ming Hsu                            15

BATTERYMARCH FINANCIAL
MANAGEMENT, INC.

Charles Lovejoy, CFA                27
Christopher Floyd, CFA               8

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AISCX          10/03/02
Class B                     APNBX          10/03/02
Class C                     RISLX          10/03/02
Class I                        --          03/04/04
Class R4(1)                    --          10/03/02
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $138.3 million
Number of holdings                              401

--------------------------------------------------------------------------------

 4 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Oct. 31, 2007

                                  (BAR CHART)

RiverSource International Small Cap Fund Class A
  (excluding sales charge)                             +37.16%

S&P/Citigroup Global Equity Index ex-U.S. Less
  Than $2 Billion Index (unmanaged)                    +37.44%

Lipper International Small Cap-Funds Index             +33.87%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.
ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.90%                        1.75%
Class B                                           2.65%                        2.51%
Class C                                           2.66%                        2.51%
Class I                                           1.46%                        1.34%
Class R4(b)                                       1.73%                        1.64%

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.02% for the fiscal year ended Oct. 31, 2007), will not exceed 1.77% for Class A, 2.53% for Class B, 2.53% for Class C, 1.36% for Class I and 1.66% for Class R4.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

               RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 10/3/02)         +37.16%   +24.56%   +26.37%    +26.77%
 Class B (inception 10/3/02)         +35.94%   +23.59%   +25.42%    +25.78%
 Class C (inception 10/3/02)         +36.02%   +23.59%   +25.44%    +25.80%
 Class I (inception 3/4/04)          +37.59%   +25.09%      N/A     +20.47%
 Class R4* (inception 10/3/02)       +37.28%   +24.73%   +26.59%    +26.99%

WITH SALES CHARGE
 Class A (inception 10/3/02)         +29.28%   +22.13%   +24.89%    +25.30%
 Class B (inception 10/3/02)         +30.94%   +22.71%   +25.26%    +25.70%
 Class C (inception 10/3/02)         +35.02%   +23.59%   +25.44%    +25.80%

AT SEPT. 30, 2007
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 10/3/02)         +36.23%   +23.55%      N/A     +25.92%
 Class B (inception 10/3/02)         +35.21%   +22.61%      N/A     +24.95%
 Class C (inception 10/3/02)         +35.29%   +22.66%      N/A     +24.97%
 Class I (inception 3/4/04)          +36.82%   +24.15%      N/A     +19.21%
 Class R4* (inception 10/3/02)       +36.51%   +23.79%      N/A     +26.15%

WITH SALES CHARGE
 Class A (inception 10/3/02)         +28.40%   +21.14%      N/A     +24.43%
 Class B (inception 10/3/02)         +30.21%   +21.71%      N/A     +24.79%
 Class C (inception 10/3/02)         +34.29%   +22.66%      N/A     +24.97%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource International Small Cap Fund advanced 37.16% (Class A shares, excluding sales charge) for the 12 months ended Oct. 31, 2007. The Fund underperformed its benchmark, the S&P/Citigroup Global Equity ex-U.S. Less Than $2 Billion Index (S&P/Citigroup Index), which rose 37.44% for the annual period. The Fund outperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which rose 33.87% for the annual period.

RiverSource International Small Cap Fund is managed by two independent money management firms that each invest a portion of the Fund's assets in a blend of growth and value stocks of small-capitalization international companies. On Oct. 31, 2007, Batterymarch Financial Management, Inc. (Batterymarch) and AIG Global Investment Corp. (AIGGIC) each managed approximately 52% and 48% of the Fund's assets, respectively. Below, each subadviser discusses results and positioning for its portion of the Fund for the annual period.

Q: What factors affected performance the most for your portion of the Fund during the annual period?

   BATTERYMARCH: Our portion of the Fund benefited from a strong environment for small-cap international markets throughout the period. One factor, however, that cast a shadow on otherwise positive performance was the reaction of global markets to the liquidity crisis that ensued when banks in the U.S., U.K. and Germany revealed substantial subprime losses.

   Our portion of the portfolio benefited from positive stock selection, most notably within Canada, Japan, Asia (excluding Japan) and also in emerging markets. Stock selection in Japan's consumer discretionary and materials sectors and in continental Europe's industrials sector also contributed. On a country level, stock selection within the U.K. detracted from performance. Region and sector allocations detracted slightly, due largely to an emerging markets underweight. Our portion of the Fund benefited from other regional allocations, particularly an underweight in Japan, a notably weak region during the period, and an overweight in continental Europe, which outperformed early in the period.

   AIGGIC: Significant contributors to our portion of the portfolio's positive performance included industrial stocks BAUER in Germany and Danish cement plant supplier FLSmidth & Co. Rising commodity prices boosted stock valuations for Norwegian manufacturer Sevan Marine and Australian mining equipment manufacturer Bradken. Niche technology-related companies stood out, with Japanese auction and shopping website company DeNA and

--------------------------------------------------------------------------------

               RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Malaysian DiGi.Com, a provider of wireless telecommunications services, each significantly contributing to performance. In Japan, the portfolio benefited from its overweight position in energy-related stocks. The key to positive performance during the period was to "avoid the losers," whether they were market, sector or regional picks.

   ONE FACTOR, HOWEVER, THAT CAST A SHADOW ON OTHERWISE POSITIVE PERFORMANCE WAS THE REACTION OF GLOBAL MARKETS TO THE LIQUIDITY CRISIS THAT ENSUED WHEN BANKS IN THE U.S., U.K. AND GERMANY REVEALED SUBSTANTIAL SUBPRIME LOSSES. -- BATTERYMARCH


Q: What changes did you make to your portion of the Fund?

   BATTERYMARCH: Our investment process focuses first on stock selection and second on region and sector weightings. As a result, our portion of the portfolio was broadly diversified across regions and sectors.

   Within regions, an overweight in continental Europe was maintained because that region continues to rank well. A previous underweight in Asia (excluding Japan) was shifted to an overweight. Underweights in Australia, Canada, the emerging markets and in Japan have been reduced during the period. At the sector level, an overweight in industrials was increased, while an overweight in the financials sector (excluding banks) moved to an underweight.

   AIGGIC: Early in the period, we started to reduce exposure to European and Japanese interest-rate-sensitive stocks. For instance, we sold holdings in Icade and Kaufman & Broad, French property stocks; Marfin and Bank of Piraeus in Greece; and Banco Pastor in Spain, locking in considerable profits in all cases. Proceeds were moved into defensive positions in the financials sector, such as Swiss private bank Vontobel Holding and Swedish debt collector Intrum Justitia. We also added U.K. nightclub business Luminar Group Holdings, German lubricant company Fuchs Petrolub and Finnish services company Lassila & Tikanoja, all of which we believe offer attractive growth prospects at reasonable valuations.

--------------------------------------------------------------------------------

 8 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   THE KEY TO POSITIVE PERFORMANCE DURING THE PERIOD WAS TO "AVOID THE LOSERS," WHETHER THEY WERE MARKET, SECTOR OR REGIONAL PICKS. -- AIGGIC


Q: How do you intend to manage your portion of the Fund in the coming months?

   BATTERYMARCH: As of Oct. 31, 2007, we feel our portion of the portfolio is attractively valued relative to the S&P/CitiGroup Index. Looking forward, the portfolio is most overweighted in Asia (excluding Japan) and continental Europe, and most underweighted in emerging markets. From a sector perspective, the industrials sector is the most overweighted, while information technology and consumer staples are the most underweighted.

   AIGGIC: Going forward, we believe that our portion of the portfolio is well positioned to withstand further market volatility, as we remain true to our process of investing in high quality businesses with attractive valuations. More importantly, our growth categorization process enables us to gain a better understanding of how and why companies are growing, which facilitates an effective valuation framework in which to set price targets for stocks. We feel this is likely to become increasingly important as the U.S. economic cycle weakens and threatens to affect the rest of the world's stock markets.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

               RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Small Cap Fund Class A shares (from 10/1/02 to 10/31/07)* as compared to the performance of two widely cited performance indices, the S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index and Lipper peer group data is from Oct. 1, 2002.

COMPARATIVE RESULTS

                                                                              SINCE
Results at Oct. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL SMALL CAP FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $12,928    $18,217    $30,384      $31,428
        Average annual total return        +29.28%    +22.13%    +24.89%      +25.30%
S&P/CITIGROUP GLOBAL EQUITY INDEX
EX-U.S.
LESS THAN $2 BILLION INDEX(1)
        Cumulative value of $10,000       $13,744    $22,138    $41,757      $42,094
        Average annual total return        +37.44%    +30.33%    +33.09%      +32.65%
LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(2)
        Cumulative value of $10,000       $13,387    $21,950    $40,090      $40,324
        Average annual total return        +33.87%    +29.96%    +32.01%      +31.56%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL SMALL CAP FUND LINE GRAPH)

                                              RIVERSOURCE INTERNATIONAL     S&P/CITIGROUP GLOBAL
                                               SMALL CAP FUND CLASS A     EQUITY INDEX EX-U.S. LESS   LIPPER INTERNATIONAL SMALL-
                                               (INCLUDES SALES CHARGE)    THAN $2 BILLION INDEX(1)        CAP FUNDS INDEX(2)
                                              -------------------------   -------------------------   ---------------------------
10/1/02                                                $ 9,425                     $10,000                      $10,000
10/02                                                    9,751                      10,082                       10,057
10/03                                                   14,273                      15,489                       14,915
10/04                                                   16,262                      19,013                       18,370
10/05                                                   19,141                      24,114                       23,246
10/06                                                   22,913                      30,627                       30,122
10/07                                                   31,428                      42,094                       40,324

(1) The S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index, which includes developed and emerging market countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index and Lipper peer group data is from Oct. 1, 2002.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             MAY 1, 2007    OCT. 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,114.80         $10.13(c)        1.90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.63         $ 9.65(c)        1.90%
 Class B
   Actual(b)                   $1,000         $1,110.40         $14.15(c)        2.66%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,011.80         $13.49(c)        2.66%
 Class C
   Actual(b)                   $1,000         $1,110.20         $14.15(c)        2.66%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,011.80         $13.49(c)        2.66%
 Class I
   Actual(b)                   $1,000         $1,117.00         $ 8.06(c)        1.51%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.59         $ 7.68(c)        1.51%
 Class R4*
   Actual(b)                   $1,000         $1,115.20         $ 9.22(c)        1.73%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.48         $ 8.79(c)        1.73%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2007: +11.48% for Class A, +11.04% for Class B, +11.02% for Class C, +11.70% for Class I and +11.52% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.77% for Class A, 2.53% for Class B, 2.53% for Class C, 1.36% for Class I and 1.66% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2007. If this change had been in place for the entire six month period ended Oct. 31, 2007, the actual expenses paid would have been $9.75 for Class A, $13.78 for Class B, $13.78 for Class C, $7.58 for Class I and $9.17 for Class R4; the hypothetical expenses paid would have been $9.30 for Class A, $13.14 for Class B, $13.14 for Class C, $7.22 for Class I and $8.74 for Class R4.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

OCT. 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.4%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (3.8%)
BUILDING PRODUCTS (0.1%)
Crane Group                                           8,550                $134,721
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Candle Australia                                     37,990                 117,467
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Boart Longyear Group                                 63,100(b)              151,719
United Group                                         14,850                 297,156
                                                                    ---------------
Total                                                                       448,875
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Pacific Brands                                       83,700                 270,655
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
IBT Education                                         7,148                  17,322
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Challenger Financial Services Group                  31,950                 190,885
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Goodman Fielder                                      75,100                 147,851
Tassal Group                                         36,525                 129,522
                                                                    ---------------
Total                                                                       277,373
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Healthscope                                          28,150                 143,357
Ramsay Health Care                                   23,800                 236,600
                                                                    ---------------
Total                                                                       379,957
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
Austal                                               52,600                 158,029
Bradken                                              48,934                 675,733
                                                                    ---------------
Total                                                                       833,762
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
Anvil Mining                                          9,400(b)              190,986
Consolidated Minerals                                23,600                 108,176
Jubilee Mines                                        16,750                 373,157
Sally Malay Mining                                  116,300                 658,194
                                                                    ---------------
Total                                                                     1,330,513
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (CONT.)

MULTILINE RETAIL (0.3%)
David Jones                                          89,600                $414,782
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.2%)
Australian Worldwide Exploration                    108,200(b)              305,797
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Rubicon Europe Trust Group                          297,500                 225,767
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Becton Property Group                                51,700                 244,108
Sunland Group                                        30,800                 131,871
                                                                    ---------------
Total                                                                       375,979
-----------------------------------------------------------------------------------

AUSTRIA (0.6%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Austria Technologie & Systemtechnik                   3,572                  94,950
-----------------------------------------------------------------------------------

MACHINERY (0.5%)
Andritz                                              10,293                 761,332
-----------------------------------------------------------------------------------

BELGIUM (0.4%)
COMMUNICATIONS EQUIPMENT
EVS Broadcast Equipment                               5,208                 575,570
-----------------------------------------------------------------------------------

BRAZIL (0.3%)
ROAD & RAIL
Localiza Rent A Car                                  33,000                 390,737
-----------------------------------------------------------------------------------

CANADA (3.7%)
AIRLINES (0.2%)
WestJet Airlines                                     15,900(b)              336,181
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Linamar                                               5,800                 141,914
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.1%)
AGF Management Cl B                                   5,200                 202,054
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CANADA (CONT.)

CHEMICALS (0.2%)
Neo Material Technologies                            54,300(b)             $309,875
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Ensign Energy Services                                8,400                 151,102
Trinidad Energy Services Income Trust Unit            9,200                 112,991
                                                                    ---------------
Total                                                                       264,093
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Energy Savings Income Fund Unit                      12,800                 231,877
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
CML Healthcare Income Fund Unit                      14,600                 243,616
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
Emergis                                              19,100(b)              151,465
-----------------------------------------------------------------------------------

MEDIA (0.2%)
Quebecor Cl B                                         5,900                 256,114
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Frontera Copper                                      22,900(b)              186,206
Katanga Mining                                       15,300(b)              242,662
Major Drilling Group Intl                             7,500(b)              494,706
Thompson Creek Metals                                 9,500(b)              251,255
                                                                    ---------------
Total                                                                     1,174,829
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
Oilexco                                              33,600(b)              613,303
Pacific Stratus Energy                               25,700(b)              378,221
Pembina Pipeline Income Fund Unit                    21,900                 416,204
Petrolifera Petroleum                                12,000(b)              208,491
                                                                    ---------------
Total                                                                     1,616,219
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Superior Plus Income Fund Unit                       10,000                 131,710
-----------------------------------------------------------------------------------

CHINA (4.1%)
CHEMICALS (0.3%)
China BlueChemical Series H                         486,000                 399,905
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHINA (CONT.)

CONSTRUCTION MATERIALS (0.2%)
Huaxin Cement Series B                               61,300                $227,492
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
BYD Series H                                         55,500                 523,365
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
China Huiyuan Juice Group                           130,500(b)              170,177
Synear Food Holdings                                156,000                 256,461
                                                                    ---------------
Total                                                                       426,638
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (--%)
Noah Education Holdings ADR                             600(b)               10,782
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
AsiaInfo Holdings                                    32,400(b)              396,252
-----------------------------------------------------------------------------------

MACHINERY (0.7%)
Guangzhou Shipyard Intl Series H                     50,000(b)              415,192
Shanghai Zhenhua Port Machinery Series B            157,000                 539,075
                                                                    ---------------
Total                                                                       954,267
-----------------------------------------------------------------------------------

MARINE (0.3%)
China Shipping Development Series H                 118,000                 403,199
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Angang Steel Series H                               184,000                 677,466
Chongqing Iron & Steel Series H                     352,000                 218,282
FerroChina                                          129,000                 232,352
                                                                    ---------------
Total                                                                     1,128,100
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
New World Department Store China                    209,000(b)              222,478
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Beijing North Star Series H                         210,000                 167,187
Guangzhou R&F Properties Series H                    74,400                 391,699
                                                                    ---------------
Total                                                                       558,886
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHINA (CONT.)

SOFTWARE (--%)
The9 ADR                                              1,400(b)              $44,450
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
ANTA Sports Products                                100,000(b)              121,287
China Hongxing Sports                               400,000                 358,768
                                                                    ---------------
Total                                                                       480,055
-----------------------------------------------------------------------------------

DENMARK (2.7%)
BEVERAGES (0.4%)
Royal Unibrew                                         4,203                 538,393
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Genmab                                                5,089(b)              348,778
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
FLSmidth & Co                                        11,193               1,220,131
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Bang & Olufsen Series B                               6,837                 805,087
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
NKT Holding                                           7,867                 861,926
-----------------------------------------------------------------------------------

FINLAND (2.5%)
AUTO COMPONENTS (0.5%)
Nokian Renkaat                                       18,773                 710,876
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Lassila & Tikanoja                                   12,443                 426,218
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Oriola Series A                                      19,481                  90,993
Oriola Series B                                      59,856                 279,676
                                                                    ---------------
Total                                                                       370,669
-----------------------------------------------------------------------------------

MACHINERY (0.6%)
KCI Konecranes                                       19,268                 867,738
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Ramirent                                             48,353               1,080,298
-----------------------------------------------------------------------------------

FRANCE (3.2%)
BEVERAGES (0.3%)
Laurent-Perrier Group                                 2,262                 422,517
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Neuf Cegetel                                          6,800                 344,983
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
FRANCE (CONT.)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Ingenico                                             15,519                $510,156
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Guerbet                                               2,118                 479,778
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
SEB                                                   1,400                 268,243
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Velcan Energy                                         3,544(b)              221,894
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Sechilienne-Sidec                                     6,575                 591,510
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.5%)
Neopost                                               5,343                 621,433
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Virbac                                                4,730                 451,110
-----------------------------------------------------------------------------------

SOFTWARE (0.1%)
Ubisoft Entertainment                                 1,500(b)              123,670
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
IMS-Intl Metal Service                                8,026                 387,010
-----------------------------------------------------------------------------------

GERMANY (9.2%)
AIRLINES (0.2%)
Deutsche Lufthansa                                   10,850                 320,657
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
ElringKlinger                                         6,821                 747,016
LEONI                                                 7,600                 482,819
                                                                    ---------------
Total                                                                     1,229,835
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Biotest                                               4,750                 252,759
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.7%)
AWD Holding                                          22,673                 755,866
MPC Muenchmeyer Petersen Capital                      2,500                 204,315
                                                                    ---------------
Total                                                                       960,181
-----------------------------------------------------------------------------------

CHEMICALS (1.4%)
Fuchs Petrolub                                       12,419               1,277,726
Symrise                                              27,780(b)              830,365
                                                                    ---------------
Total                                                                     2,108,091
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (CONT.)

COMMUNICATIONS EQUIPMENT (0.1%)
Drillisch                                            18,600(b)             $201,775
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                        8,429                 839,636
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
BAUER                                                10,185                 789,322
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
ARQUES Inds                                           6,050                 262,839
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
EPCOS                                                12,100                 244,219
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Celesio                                               8,600                 490,066
Fresenius Medical Care & Co                           5,250                 276,248
                                                                    ---------------
Total                                                                       766,314
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Rational                                              2,005                 461,865
-----------------------------------------------------------------------------------

INSURANCE (0.2%)
AMB Generali Holding                                  1,756                 273,802
-----------------------------------------------------------------------------------

MACHINERY (1.1%)
Duerr                                                 6,400(b)              316,712
GESCO                                                 1,048                  84,860
Gildemeister                                          6,000                 192,466
Jungheinrich                                          5,050                 248,730
KSB                                                     678                 636,576
                                                                    ---------------
Total                                                                     1,479,344
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
STADA Arzneimittel                                    4,400                 279,744
-----------------------------------------------------------------------------------

SOFTWARE (0.4%)
Software                                              5,940                 556,933
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Fielmann                                             14,072                 966,009
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
GERRY WEBER Intl                                      5,000                 176,880
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Kloeckner & Co                                       11,870                 628,184
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

GREECE (1.3%)
COMMERCIAL BANKS (0.1%)
Agricultural Bank of Greece                          34,730                $199,871
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Hellenic Exchanges Holding                           34,372               1,203,004
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Sidenor Steel Products Mfg                           17,840                 337,956
-----------------------------------------------------------------------------------

HONG KONG (2.5%)
AUTO COMPONENTS (0.3%)
Xinyi Glass Holdings                                254,000                 346,741
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
Dah Sing Banking Group                               63,600                 147,215
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
AAC Acoustic Technologies Holdings                  200,000(b)              263,694
Vtech Holdings                                       11,000                  93,931
                                                                    ---------------
Total                                                                       357,625
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Chaoda Modern Agriculture                           166,000                 151,500
-----------------------------------------------------------------------------------

MARINE (0.5%)
Jinhui Shipping & Transportation                     12,000(b)              178,424
Pacific Basin Shipping                              210,000                 470,493
                                                                    ---------------
Total                                                                       648,917
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Lifestyle Intl Holdings                             191,500                 526,284
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (--%)
CNPC Hong Kong                                       30,000                  24,463
-----------------------------------------------------------------------------------

PHARMACEUTICALS (--%)
Far East Pharmaceutical Technology                1,181,200(b,d,e)               --
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
China Overseas Land & Investment                    204,625                $489,794
Far East Consortium Intl                            475,000                 222,232
Guangzhou Investment                                352,000                 149,963
                                                                    ---------------
Total                                                                       861,989
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.1%)
I.T                                                 526,000                 150,909
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
China Ting Group Holdings                           524,000                 147,342
Shenzhou Intl Group Holdings                         67,000                  30,390
                                                                    ---------------
Total                                                                       177,732
-----------------------------------------------------------------------------------

INDONESIA (0.2%)
COMMERCIAL BANKS (0.1%)
Bank Danamon                                        220,000                 212,788
-----------------------------------------------------------------------------------

MACHINERY (0.1%)
United Tractors                                      98,000                 120,124
-----------------------------------------------------------------------------------

IRELAND (0.8%)
BUILDING PRODUCTS (0.5%)
Kingspan Group                                       31,869                 752,410
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Smurfit Kappa Group                                   5,700(b)              114,994
-----------------------------------------------------------------------------------

SOFTWARE (0.2%)
Norkom Group                                         89,670(b)              220,753
-----------------------------------------------------------------------------------

ISRAEL (0.7%)
CHEMICALS (0.4%)
Makhteshim-Agan Inds                                 52,422(b)              504,925
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Bezeq Israeli Telecommunication                     235,000                 418,894
-----------------------------------------------------------------------------------

ITALY (2.4%)
AUTO COMPONENTS (0.3%)
Brembo                                               31,100                 436,934
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Permasteelisa                                         5,900                 154,823
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ITALY (CONT.)

COMMUNICATIONS EQUIPMENT (0.3%)
Digital Multimedia Technologies                       5,390(b)             $404,104
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Astaldi                                              24,300                 225,191
Trevi Finanziaria                                    19,200                 404,537
                                                                    ---------------
Total                                                                       629,728
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Prysmian                                              6,900(b)              199,308
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Indesit                                               7,400                 131,670
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
ASM                                                  93,035                 654,539
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Recordati                                            27,200                 272,917
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Tod's                                                 4,650                 391,134
-----------------------------------------------------------------------------------

JAPAN (24.3%)
AIR FREIGHT & LOGISTICS (0.2%)
Kintetsu World Express                                8,400                 300,377
-----------------------------------------------------------------------------------

AUTO COMPONENTS (2.7%)
Eagle Industry                                       44,000                 688,644
Exedy                                                24,400                 804,467
Koito Mfg                                            23,000                 320,150
Musashi Seimitsu Industry                             9,500                 306,530
Nissin Kogyo                                         16,700                 436,511
Sanden                                               40,000                 240,485
TBK                                                  35,000                 151,211
Teikoku Piston Ring                                  23,100                 234,504
Yokohama Rubber                                      60,000                 447,325
                                                                    ---------------
Total                                                                     3,629,827
-----------------------------------------------------------------------------------

BEVERAGES (0.5%)
Asahi Soft Drinks                                    24,000                 440,128
Coca-Cola West Holdings                               9,100                 210,734
                                                                    ---------------
Total                                                                       650,862
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Nichias                                              90,000(e)              291,858
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

CAPITAL MARKETS (0.2%)
Okasan Holdings                                      42,000                $283,543
-----------------------------------------------------------------------------------

CHEMICALS (2.0%)
Chugoku Marine Paints                                41,000                 557,180
Denki Kagaku Kogyo Kabushiki Kaisha                 102,000                 600,221
Fujimi                                               11,000                 220,553
Lintec                                               16,200                 317,836
Nifco                                                14,400                 337,017
Nippon Synthetic Chemical Industry                   70,000                 467,538
Taiyo Ink Mfg                                         9,600                 282,884
                                                                    ---------------
Total                                                                     2,783,229
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
77 Bank                                              65,000                 439,094
Kagoshima Bank                                       11,000                  76,178
Yamaguchi Financial Group                            12,000                 140,838
                                                                    ---------------
Total                                                                       656,110
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
en-japan                                                 54                 261,407
Intelligence                                             74                 169,866
Moshi Moshi Hotline                                  11,200                 534,374
Nissha Printing                                       5,000                 144,098
SATO                                                 11,100                 215,314
Secom Techno Service                                  4,000                 131,905
Takeei                                                  500                  18,900
                                                                    ---------------
Total                                                                     1,475,864
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
MCJ                                                     167(b)               87,424
Roland                                                3,200                 173,415
Wacom                                                    77                 190,467
                                                                    ---------------
Total                                                                       451,306
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
NEC Networks & System Integration                    18,000                 195,993
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Mitsubishi UFJ Lease & Finance                        6,380                 221,091
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

ELECTRIC UTILITIES (0.1%)
Okinawa Electric Power                                1,870                 $97,852
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
Daihen                                               28,000                 196,133
Hitachi Cable                                        78,000                 521,679
NPC                                                   2,600                  90,852
Toyo Tanso                                            5,900                 592,523
                                                                    ---------------
Total                                                                     1,401,187
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
IRISO Electronics                                     5,500                 132,757
Japan Aviation Electronics Industry                  21,000                 324,065
Kaga Electronics                                      6,400                  94,025
Nihon Dempa Kogyo                                     8,000                 399,579
SIIX                                                  5,000                 149,683
SMK                                                  17,000                 145,658
Star Micronics                                       23,000                 726,322
Taiyo Yuden                                          12,000                 199,138
Tamura                                               39,000                 192,919
Yaskawa Electric                                     33,000                 444,073
                                                                    ---------------
Total                                                                     2,808,219
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Modec                                                14,700                 515,914
Shinko Plantech                                      47,000                 742,481
                                                                    ---------------
Total                                                                     1,258,395
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Ministop                                             10,100                 182,721
Sugi Pharmacy                                         5,200                 150,661
Valor                                                18,000                 200,956
                                                                    ---------------
Total                                                                       534,338
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Unicharm PetCare                                      3,700                 183,545
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
MANI                                                  2,200                 140,969
Miraca Holdings                                      18,700                 441,607
NIPRO                                                11,000                 209,934
Sysmex                                               11,100                 454,798
                                                                    ---------------
Total                                                                     1,247,308
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Toho Pharmaceutical                                  23,800                 419,433
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

HOTELS, RESTAURANTS & LEISURE (0.9%)
H.I.S.                                               18,100                $342,916
Kyoritsu Maintenance                                 14,780                 287,657
Resort Solution                                      10,000                  40,697
Resorttrust                                          16,400                 359,048
St. Marc Holdings                                     4,300                 212,796
                                                                    ---------------
Total                                                                     1,243,114
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
DeNA                                                     84                 526,317
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Kakaku.com                                               95                 353,311
-----------------------------------------------------------------------------------

IT SERVICES (1.3%)
Digital Garage                                          120(b)              203,235
Hitachi Information Systems                           8,500                 196,471
Hitachi Systems & Services                           12,900                 280,903
INTEC Holdings                                       13,200                 193,251
Obic                                                  2,130                 427,983
Otsuka                                                5,500                 527,248
                                                                    ---------------
Total                                                                     1,829,091
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Tamron                                               13,300                 516,710
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
EPS                                                      66                 255,735
-----------------------------------------------------------------------------------

MACHINERY (2.5%)
Amano                                                14,000                 175,571
Fuji Machine Mfg                                     17,500                 390,704
Glory                                                 4,500                 149,487
Harmonic Drive Systems                                   33                 124,247
Hosokawa Micron                                       8,000                  77,002
Japan Steel Works                                    37,000                 605,412
Kito                                                     45                 137,345
KITZ                                                 13,000                 107,205
Nabtesco                                             39,000                 666,946
Oiles                                                10,500                 227,073
Sasebo Heavy Inds                                    55,000                 407,860
Toshiba Machine                                      23,000                 175,728
Union Tool                                            7,300                 271,662
                                                                    ---------------
Total                                                                     3,516,242
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

MARINE (0.1%)
Daiichi Chuo Kisen Kaisha                            23,000                $192,269
-----------------------------------------------------------------------------------

MEDIA (0.1%)
Daiichikosho                                         16,000                 189,465
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Dowa Holdings                                        39,000                 457,043
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Don Quijote                                          30,900                 628,629
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Hisamitsu Pharmaceutical                             11,500                 316,847
Kyorin                                               17,000                 202,576
Rohto Pharmaceutical                                 19,000                 226,123
Tsumura & Co                                         12,900                 230,559
                                                                    ---------------
Total                                                                       976,105
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Ardepro                                                 438                 147,287
Kenedix                                                 257                 567,292
Land Business                                            19                  19,801
Tosei                                                   359                 295,322
                                                                    ---------------
Total                                                                     1,029,702
-----------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Sankyu                                               55,000                 313,920
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Disco                                                 5,000                 299,339
Miraial                                               3,600                 165,260
Sumco Techxiv                                         1,400                  75,974
                                                                    ---------------
Total                                                                       540,573
-----------------------------------------------------------------------------------

SOFTWARE (0.3%)
Imagineer                                             5,200                 111,472
Works Applications                                      296                 312,733
                                                                    ---------------
Total                                                                       424,205
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Nishimatsuya Chain                                   21,100                 284,598
Telepark                                                110                 120,902
USS                                                   6,440                 421,953
XEBIO                                                10,500                 309,899
                                                                    ---------------
Total                                                                     1,137,352
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Sanyo Shokai                                         29,000                $183,614
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Atrium                                                8,600                 239,882
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Kuroda Electric                                      20,800                 336,154
-----------------------------------------------------------------------------------

MALAYSIA (0.6%)
CONSTRUCTION & ENGINEERING (0.2%)
Muhibbah Engineering                                247,750                 291,280
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
Sarawak Energy                                      120,800                  88,154
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
DiGi.Com                                             68,100                 513,319
-----------------------------------------------------------------------------------

MEXICO (1.0%)
FOOD & STAPLES RETAILING (0.4%)
Controladora Comercial Mexicana Unit                165,000                 515,277
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Desarrolladora Homex                                 58,000(b)              548,062
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Mexichem                                             74,000                 298,985
-----------------------------------------------------------------------------------

NETHERLANDS (3.3%)
CONSTRUCTION & ENGINEERING (0.9%)
Grontmij                                              4,600                 216,046
Imtech                                               34,323               1,065,076
                                                                    ---------------
Total                                                                     1,281,122
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Draka Holding                                        17,023                 742,959
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Nutreco Holding                                       1,500                 102,549
-----------------------------------------------------------------------------------

MACHINERY (1.2%)
Aalberts Inds                                        61,367               1,486,137
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
ASM Intl                                             16,100                 456,280
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Smit Intl                                             4,400                 427,229
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

NEW ZEALAND (0.2%)
AIRLINES
Air New Zealand                                     136,600                $224,409
-----------------------------------------------------------------------------------

NORWAY (1.0%)
ENERGY EQUIPMENT & SERVICES (0.8%)
Electromagnetic GeoServices                          13,900(b)              222,787
Petroleum Geo-Services                                7,644                 227,007
Sevan Marine                                         44,078(b)              548,335
                                                                    ---------------
Total                                                                       998,129
-----------------------------------------------------------------------------------

IT SERVICES (0.2%)
Ementor                                              38,000(b)              318,121
-----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.2%)
WIRELESS TELECOMMUNICATION SERVICES
Globe Telecom                                         5,500                 216,049
-----------------------------------------------------------------------------------

PORTUGAL (0.2%)
FOOD & STAPLES RETAILING
Jeronimo Martins                                     39,110                 291,253
-----------------------------------------------------------------------------------

RUSSIA (0.1%)
METALS & MINING
Chelyabinsk Zinc Plant GDR                            6,300(b)               88,200
-----------------------------------------------------------------------------------

SINGAPORE (1.3%)
CONSTRUCTION & ENGINEERING (0.2%)
Rotary Engineering                                  222,000                 225,751
-----------------------------------------------------------------------------------

MACHINERY (0.1%)
Inter-Roller Engineering                            148,000                  82,467
-----------------------------------------------------------------------------------

MARINE (0.3%)
COSCO (Singapore)                                    64,000                 347,643
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Parkway Life Real Estate Investment Trust             7,980(b)                6,841
Suntec REIT                                         304,000                 383,254
                                                                    ---------------
Total                                                                       390,095
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Ho Bee Investment                                    59,000                  75,628
Keppel Land                                          24,000                 138,860
SC Global Developments                              134,361                 492,346
                                                                    ---------------
Total                                                                       706,834
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SOUTH AFRICA (1.5%)
CAPITAL MARKETS (0.2%)
Investec                                             26,800                $335,948
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Aveng                                                36,300                 358,507
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Murray & Roberts Holdings                            35,084                 540,146
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Exxaro Resources                                     24,200                 393,445
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Truworths Intl                                       78,900                 398,882
-----------------------------------------------------------------------------------

SOUTH KOREA (5.6%)
AIRLINES (0.2%)
Asiana Airlines                                      20,320                 228,025
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Korea Kumho Petrochemical                             4,000                 387,544
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Jinro Distillers                                      9,383                 134,626
-----------------------------------------------------------------------------------

CHEMICALS (0.6%)
Hyosung                                               3,350                 251,031
Sodiff Advanced Materials                             2,208                 228,830
SSCP                                                  7,050(b)              291,350
                                                                    ---------------
Total                                                                       771,211
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
GS Engineering & Construction                         2,700                 571,328
Keangnam Enterprises                                  5,140                 327,922
Taeyoung Engineering & Construction                  13,800                 174,884
                                                                    ---------------
Total                                                                     1,074,134
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
KH Vatec                                             11,000(b)              237,402
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
OSSTEM Implant                                        4,262(b)              197,679
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Sam Kwang Glass                                       1,510                  83,942
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOUTH KOREA (CONT.)

INSURANCE (0.8%)
Dongbu Insurance                                      6,290                $382,176
Hyundai Marine & Fire Insurance                      12,000                 347,334
LIG Non-Life Insurance                               10,590                 328,070
Meritz Fire & Marine Insurance                       17,000                 248,225
                                                                    ---------------
Total                                                                     1,305,805
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
NHN                                                   1,500(b)              481,726
-----------------------------------------------------------------------------------

MACHINERY (1.2%)
Doosan Infracore                                      7,500                 318,776
Hyundai Mipo Dockyard                                 1,400                 621,266
JVM                                                   3,675                 249,126
STX Shipbuilding                                      7,700                 626,114
                                                                    ---------------
Total                                                                     1,815,282
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Dongkuk Inds                                         16,925                 235,407
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Hyundai                                               5,810                  99,614
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
GS Holdings                                           5,130                 367,805
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Synopex                                               9,315                 141,365
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Choongwae Pharma                                      1,700                 122,008
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
FROM30                                               13,120                 153,188
-----------------------------------------------------------------------------------

SPAIN (0.9%)
ELECTRIC UTILITIES (0.1%)
Red Electrica de Espana                               3,600                 202,401
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Campofrio Alimentacion                                6,458                 113,395
-----------------------------------------------------------------------------------

MACHINERY (0.3%)
Mecalux                                              10,514                 475,429
-----------------------------------------------------------------------------------

METALS & MINING (0.4%)
TUBACEX                                              42,839                 485,082
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SWEDEN (2.7%)
BUILDING PRODUCTS (0.6%)
Lindab Intl                                          34,951                $967,056
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Intrum Justitia                                      45,612                 731,109
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.3%)
RaySearch Laboratories                               11,168(b)              349,398
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
JM                                                   29,075                 648,940
-----------------------------------------------------------------------------------

MACHINERY (0.2%)
Munters                                              24,333                 288,983
-----------------------------------------------------------------------------------

SOFTWARE (0.2%)
Orc Software                                         10,400                 278,986
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.4%)
Lindex                                                2,100                  38,218
RNB Retail and Brands                                39,963                 463,940
                                                                    ---------------
Total                                                                       502,158
-----------------------------------------------------------------------------------

SWITZERLAND (2.6%)
BIOTECHNOLOGY (0.6%)
Basilea Pharmaceutica                                 3,162(b)              597,497
Speedel Holding                                       1,260(b)              165,237
                                                                    ---------------
Total                                                                       762,734
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.6%)
Compagnie Financiere Tradition                        1,966                 380,136
Vontobel Holding                                      9,961                 513,983
                                                                    ---------------
Total                                                                       894,119
-----------------------------------------------------------------------------------

CHEMICALS (0.3%)
Gurit Holding                                           397                 379,592
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.3%)
Banque Cantonale Vaudoise                               840                 383,233
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (--%)
AFG Arbonia-Forster Holding                             100                  37,382
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SWITZERLAND (CONT.)

INSURANCE (0.6%)
Helvetia Holding                                        850                $308,976
Swiss Life Holding                                    1,650(b)              456,788
                                                                    ---------------
Total                                                                       765,764
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.2%)
Addax Petroleum                                       5,700                 249,665
Petroplus Holdings                                      787(b)               68,701
                                                                    ---------------
Total                                                                       318,366
-----------------------------------------------------------------------------------

TAIWAN (1.8%)
CHEMICALS (0.3%)
TSRC                                                224,000                 348,953
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
D-Link                                              192,474                 435,958
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
Chicony Electronics                                 121,000                 235,749
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Merry Electronics                                    52,767                 192,005
-----------------------------------------------------------------------------------

MACHINERY (0.2%)
Shin Zu Shing                                        29,000                 214,682
-----------------------------------------------------------------------------------

MARINE (0.5%)
First Steamship                                     145,000(b)              405,809
U-Ming Marine Transport                             112,000                 368,182
                                                                    ---------------
Total                                                                       773,991
-----------------------------------------------------------------------------------

METALS & MINING (0.1%)
Sheng Yu Steel                                      158,000                 160,587
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Huaku Construction                                   85,840                 172,689
-----------------------------------------------------------------------------------

THAILAND (0.5%)
MARINE
Thoresen Thai Agencies Public                       326,801                 634,586
-----------------------------------------------------------------------------------

TURKEY (0.9%)
COMMERCIAL BANKS (0.3%)
Yapi ve Kredi Bankasi                               120,253(b)              471,751
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Arcelik                                              38,000                 293,177
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TURKEY (CONT.)

OIL, GAS & CONSUMABLE FUELS (0.4%)
Tupras Turkiye Petrol Rafinerileri                   19,000                $543,037
-----------------------------------------------------------------------------------

UNITED KINGDOM (8.0%)
AEROSPACE & DEFENSE (0.1%)
Chemring Group                                        4,400                 202,879
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Henderson Group                                     102,320                 400,162
RAB Capital                                         102,300                 233,350
                                                                    ---------------
Total                                                                       633,512
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Babcock Intl Group                                   24,300                 297,114
Robert Walters                                        3,200                  17,597
Spice                                                23,400                 288,059
                                                                    ---------------
Total                                                                       602,770
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Galliford Try                                        68,000                 222,827
Keller Group                                          8,200                 194,170
Kier Group                                            8,300                 371,182
Severfield-Rowen                                     14,000                 178,116
                                                                    ---------------
Total                                                                       966,295
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
DS Smith                                             68,600                 330,601
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
IG Group Holdings                                   127,891               1,109,440
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Kcom Group                                          234,300                 324,590
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
PV Crystalox Solar                                   73,000(b)              208,881
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Spectris                                             12,500                 226,035
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (--%)
Petrofac                                              5,100                  54,835
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Southern Cross Healthcare                            24,100                 301,891
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

HOTELS, RESTAURANTS & LEISURE (0.5%)
Luminar Group Holdings                               49,684                $658,809
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (--%)
McBride                                               7,600                  27,455
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Cookson Group                                        64,968               1,129,814
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
Beazley Group                                       166,800                 601,171
-----------------------------------------------------------------------------------

IT SERVICES (0.3%)
Detica Group                                         56,124                 389,328
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Vitec Group                                          17,800                 244,438
-----------------------------------------------------------------------------------

MACHINERY (1.0%)
Morgan Crucible                                      21,900                 145,116
Senior                                              151,500                 410,936
Tanfield Group                                      210,418(b)              750,033
                                                                    ---------------
Total                                                                     1,306,085
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
Dana Petroleum                                        8,400(b)              225,833
JKX Oil & Gas                                        29,500                 240,370
                                                                    ---------------
Total                                                                       466,203
-----------------------------------------------------------------------------------

SOFTWARE (0.2%)
Micro Focus Intl                                     36,000                 220,273
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
GAME Group                                           55,600                 231,700
Halfords Group                                       21,800                 161,391
                                                                    ---------------
Total                                                                       393,091
-----------------------------------------------------------------------------------

WATER UTILITIES (0.5%)
Northumbrian Water Group                            109,232                 748,253
-----------------------------------------------------------------------------------

UNITED STATES (0.2%)
METALS & MINING
Gerdau Ameristeel                                    18,700                 255,603
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $104,027,294)                                                   $131,934,627
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

PREFERRED STOCKS & OTHER (1.1%)(c)
ISSUER                                            SHARES                    VALUE(A)
CHINA (0.1%)
Angang Steel Rights                                   40,480(b)              $63,722
------------------------------------------------------------------------------------

GERMANY (1.0%)
Fresenius                                              3,300                 261,932
Hugo Boss                                             16,317               1,102,395
------------------------------------------------------------------------------------

HONG KONG (--%)
China Overseas Land & Investment
Warrants                                              17,052(b,e)             14,191
------------------------------------------------------------------------------------

JAPAN (--%)
Dowa Holdings
Warrants                                              39,000(b,e)             22,522
------------------------------------------------------------------------------------

SOUTH KOREA (--%)
Keangnam Enterprises Rights                              418(b)               11,773
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $954,490)                                                          $1,476,535
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.5%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   4,817,786(f)           $4,817,786
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,817,786)                                                        $4,817,786
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $109,799,570)(g)                                                 $138,228,948
====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2007, is as follows:

                                                ACQUISITION
SECURITY                                           DATES                    COST
----------------------------------------------------------------------------------
China Overseas Land & Investment
Warrants                                          08-14-07                     $--
Dowa Holdings
Warrants                                          09-27-06                      --
Far East Pharmaceutical Technology         03-10-04 thru 06-08-04          163,792
Nichias                                    04-26-06 thru 10-16-07          738,614

(f)  Affiliated Money Market Fund - See Note 6 to the financial statements.

(g) At Oct. 31, 2007, the cost of securities for federal income tax purposes was $112,042,847 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $29,465,271
Unrealized depreciation                                             (3,279,170)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $26,186,101
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  25

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 26 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCT. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $104,981,784)          $133,411,162
   Affiliated money market fund (identified cost $4,817,786)
   (Note 6)                                                        4,817,786
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $109,799,570)                                                 138,228,948
Foreign currency holdings (identified cost $378,082) (Note
   1)                                                                383,395
Capital shares receivable                                            147,090
Dividends receivable                                                 207,131
Receivable for investment securities sold                          1,683,051
Unrealized appreciation on forward foreign currency
   contracts held (Note 5)                                             3,149
----------------------------------------------------------------------------
Total assets                                                     140,652,764
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                           13
Capital shares payable                                               106,933
Payable for investment securities purchased                        2,129,961
Unrealized depreciation on forward foreign currency
   contracts held (Note 5)                                             4,511
Accrued investment management services fee                             4,183
Accrued distribution fee                                               1,178
Accrued transfer agency fee                                              119
Accrued administrative services fee                                      299
Accrued plan administration services fee                                   1
Other accrued expenses                                                91,479
----------------------------------------------------------------------------
Total liabilities                                                  2,338,677
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $138,314,087
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    134,811
Additional paid-in capital                                        97,296,622
Undistributed net investment income                                   22,053
Accumulated net realized gain (loss)                              12,421,059
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            28,439,542
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $138,314,087
============================================================================

Net assets applicable to outstanding shares:  Class A                          $ 91,276,459
                                              Class B                          $ 19,354,835
                                              Class C                          $  1,416,525
                                              Class I                          $ 26,099,152
                                              Class R4                         $    167,116
Net asset value per share of outstanding      Class A
   capital stock:                             shares(1)           8,872,852    $      10.29
                                              Class B shares      1,942,949    $       9.96
                                              Class C shares        142,107    $       9.97
                                              Class I shares      2,507,090    $      10.41
                                              Class R4 shares        16,136    $      10.36
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.92. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  27

STATEMENT OF OPERATIONS
YEAR ENDED OCT. 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 2,481,888
Interest                                                              2,909
Income distributions from affiliated money market fund (Note
   6)                                                               152,573
   Less foreign taxes withheld                                     (272,950)
---------------------------------------------------------------------------
Total income                                                      2,364,420
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,270,558
Distribution fee
   Class A                                                          187,148
   Class B                                                          182,855
   Class C                                                           11,413
Transfer agency fee
   Class A                                                          167,095
   Class B                                                           43,439
   Class C                                                            2,648
   Class R4                                                              83
Service fee -- Class R4                                                  12
Administrative services fee                                          92,062
Plan administration services fee -- Class R4                            289
Compensation of board members                                         2,072
Custodian fees                                                      139,150
Printing and postage                                                 53,840
Registration fees                                                    45,677
Professional fees                                                    37,879
Other                                                                 3,174
---------------------------------------------------------------------------
Total expenses                                                    2,239,394
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (70,633)
---------------------------------------------------------------------------
                                                                  2,168,761
   Earnings and bank fee credits on cash balances (Note 2)           (2,538)
---------------------------------------------------------------------------
Total net expenses                                                2,166,223
---------------------------------------------------------------------------
Investment income (loss) -- net                                     198,197
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                12,774,432
   Foreign currency transactions                                   (127,554)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          12,646,878
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                    22,833,563
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            35,480,441
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $35,678,638
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $    198,197    $    176,427
Net realized gain (loss) on investments                     12,646,878      20,319,058
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                        22,833,563      (2,829,961)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               35,678,638      17,665,524
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                 (897,455)       (675,829)
      Class B                                                 (104,985)        (51,826)
      Class C                                                   (6,952)         (3,703)
      Class I                                                 (305,652)       (163,689)
      Class R4                                                  (1,619)         (1,003)
   Net realized gain
      Class A                                              (12,585,482)     (7,214,155)
      Class B                                               (3,393,462)     (1,936,989)
      Class C                                                 (194,156)        (97,432)
      Class I                                               (3,117,174)     (1,232,741)
      Class R4                                                 (20,465)         (9,458)
--------------------------------------------------------------------------------------
Total distributions                                        (20,627,402)    (11,386,825)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  22,150,736      15,724,353
   Class B shares                                            3,753,094       3,815,561
   Class C shares                                              450,606         362,684
   Class I shares                                            8,246,755       4,942,521
   Class R4 shares                                              31,658          42,500
Reinvestment of distributions at net asset value
   Class A shares                                           13,307,489       6,594,661
   Class B shares                                            3,428,655       1,950,637
   Class C shares                                              192,837          97,301
   Class I shares                                            3,420,227       1,395,037
   Class R4 shares                                              18,049           8,310
Payments for redemptions
   Class A shares                                          (20,696,719)    (25,326,639)
   Class B shares (Note 2)                                  (7,002,612)     (6,734,255)
   Class C shares (Note 2)                                    (361,537)       (361,283)
   Class I shares                                           (3,905,502)     (2,208,723)
   Class R4 shares                                              (4,293)        (38,812)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             23,029,443         263,853
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     38,080,679       6,542,552
Net assets at beginning of year                            100,233,408      93,690,856
--------------------------------------------------------------------------------------
Net assets at end of year                                 $138,314,087    $100,233,408
======================================================================================
Undistributed net investment income                       $     22,053    $    985,100
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource International Small Cap Fund (the Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Oct. 31, 2007, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds, owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

--------------------------------------------------------------------------------

 30 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), as administrator to the Fund and the parent company of the Investment Manager, will fair value foreign securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Oct. 31, 2007, investments in securities included issues that are illiquid, which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Oct. 31, 2007 was $328,571 representing 0.24% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  31

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Oct. 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2007, the Fund had no outstanding futures contracts.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2007, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT 33 dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $155,419 and accumulated net realized gain has been decreased by $155,419.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                   2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..........................    $ 2,257,329    $3,551,101
      Long-term capital gain...................     11,225,608     4,338,883
CLASS B
Distributions paid from:
      Ordinary income..........................        471,652       823,832
      Long-term capital gain...................      3,026,795     1,164,983
CLASS C
Distributions paid from:
      Ordinary income..........................         27,930        42,535
      Long-term capital gain...................        173,178        58,600
CLASS I
Distributions paid from:
      Ordinary income..........................        642,466       655,010
      Long-term capital gain...................      2,780,360       741,420
CLASS R4*
Distributions paid from:
      Ordinary income..........................          3,830         4,773
      Long-term capital gain...................         18,254         5,688

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Oct. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 8,602,702
Undistributed accumulated long-term gain...................    $ 6,085,045
Unrealized appreciation (depreciation).....................    $26,194,907

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending April 30, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $18,317 for the year ended Oct. 31, 2007. The management fee for the year ended Oct. 31, 2007, was 1.10% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  35

The Investment Manager has Subadvisory Agreements with AIG Global Investment Corp. and Batterymarch Financial Management, Inc. each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2007, was 0.08% of the Fund's average daily net assets.

Other expenses in the amount of $366 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the

--------------------------------------------------------------------------------

 36 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, under a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $151,660 Class A, $12,248 for Class B and $118 for Class C for the year ended Oct. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to a "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Oct. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses were 1.82% for Class A, 2.58% for Class B, 2.58% for Class C and 1.66% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $56,003, $13,680, $854 and $83 for Class A,

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  37

Class B, Class C and Class R4, respectively, and the plan administration services fee waived at the class level was $13 for Class R4. Under an agreement, which was effective until Oct. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.84% for Class A, 2.61% for Class B, 2.61% for Class C, 1.49% for Class I and 1.67% for Class R4 of the Fund's average daily net assets. Effective Nov. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.77% for Class A, 2.53% for Class B, 2.53% for Class C, 1.36% for Class I and 1.66% for Class R4 of the Fund's average daily net assets until Oct. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Oct. 31, 2007, the Fund's transfer agency fees were reduced by $2,538 as a result of bank fee credits from overnight cash balances.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $108,553,177 and $108,574,327, respectively, for the year ended Oct. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED OCT. 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,361,468      1,636,837      (2,261,461)        1,736,844
Class B                          414,839        432,911        (766,980)           80,770
Class C                           50,053         24,317         (41,113)           33,257
Class I                          898,005        417,101        (438,341)          876,765
Class R4*                          3,193          2,209            (446)            4,956
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 38 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

                                                  YEAR ENDED OCT. 31, 2006
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        1,757,812       793,581       (2,854,336)        (302,943)
Class B                          433,211       239,636         (782,828)        (109,981)
Class C                           40,929        11,939          (41,405)          11,463
Class I                          546,141       166,671         (240,627)         472,185
Class R4*                          4,707           997           (4,341)           1,363
----------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2007, the Fund had forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              CURRENCY TO            CURRENCY TO       UNREALIZED      UNREALIZED
EXCHANGE DATE                 BE DELIVERED           BE RECEIVED      APPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------------------------

Nov. 1, 2007                            213,681            147,174       $   --          $  549
                               Singapore Dollar        U.S. Dollar

Nov. 2, 2007                             58,039            120,011           --             659
                                  British Pound        U.S. Dollar

Nov. 2, 2007                            220,817            210,469        2,020              --
                                    U.S. Dollar    Canadian Dollar

Nov. 2, 2007                            172,776            249,250           --           1,033
                         European Monetary Unit        U.S. Dollar

Nov. 2, 2007                            191,712          1,222,231          744              --
                                    U.S. Dollar      Swedish Krona

Nov. 5, 2007                            317,025            293,267           --           1,947
                              Australian Dollar        U.S. Dollar

Nov. 5, 2007                            129,058             62,128          111              --
                                    U.S. Dollar      British Pound

Nov. 5, 2007                            169,156         19,471,565           --             323
                                    U.S. Dollar       Japanese Yen

Nov. 5, 2007                             84,900            540,910          274              --
                                    U.S. Dollar      Swedish Krona
--------------------------------------------------------------------------------------------------
Total                                                                    $3,149          $4,511
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  39

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of the shares of the RiverSource Short-Term Cash Fund aggregated $61,239,264 and $58,802,089, respectively, for the year ended Oct. 31, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Oct. 31, 2007.

8. CONCENTRATION OF RISK

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the

--------------------------------------------------------------------------------

 40 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT 41 and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $9.35          $8.81          $7.90          $7.45          $5.09
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(b)         .02            .03            .02            .02
Net gains (losses) (both realized and
 unrealized)                               2.92           1.58           1.32            .96           2.34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.94           1.60           1.35            .98           2.36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.13)          (.09)            --           (.03)            --
Distributions from realized gains         (1.87)          (.97)          (.44)          (.50)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.00)         (1.06)          (.44)          (.53)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.29          $9.35          $8.81          $7.90          $7.45
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $91            $67            $66            $53            $26
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.90%          1.83%          1.99%          2.26%          3.09%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(e)                 1.82%          1.81%          1.94%          1.94%          1.95%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .22%           .25%           .40%           .34%           .52%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     96%           157%            80%            66%            87%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          37.16%         19.71%         17.70%         13.94%         46.37%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  43

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2007           2006           2005           2004           2003
Net asset value, beginning of period      $9.11          $8.60          $7.78          $7.39          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)         --           (.03)          (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                               2.83           1.51           1.29            .92           2.33
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.78           1.51           1.26            .91           2.31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.03)            --           (.02)            --
Distributions from realized gains         (1.87)          (.97)          (.44)          (.50)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.93)         (1.00)          (.44)          (.52)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.96          $9.11          $8.60          $7.78          $7.39
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $19            $17            $17            $13             $4
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.65%          2.60%          2.75%          3.04%          3.86%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(e)                 2.58%          2.58%          2.71%          2.71%          2.72%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.54%)         (.50%)         (.33%)         (.38%)         (.45%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     96%           157%            80%            66%            87%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          35.94%         18.92%         16.77%         13.01%         45.47%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.12          $8.62          $7.80          $7.39          $5.08
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)         --           (.03)          (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                               2.84           1.51           1.29            .93           2.33
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.79           1.51           1.26            .92           2.31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.04)            --           (.01)            --
Distributions from realized gains         (1.87)          (.97)          (.44)          (.50)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.94)         (1.01)          (.44)          (.51)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.97          $9.12          $8.62          $7.80          $7.39
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.66%          2.61%          2.77%          3.05%          3.86%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d),(e)                 2.58%          2.59%          2.71%          2.71%          2.72%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.54%)         (.56%)         (.34%)         (.34%)         (.01%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     96%           157%            80%            66%            87%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          36.02%         18.90%         16.73%         13.09%         45.47%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  45

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.46          $8.89          $7.94          $7.86
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06(c)         .06            .07            .02
Net gains (losses) (both realized and
 unrealized)                               2.94           1.61           1.32            .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations           3.00           1.67           1.39            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.13)            --             --
Distributions from realized gains         (1.87)          (.97)          (.44)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.05)         (1.10)          (.44)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.41          $9.46          $8.89          $7.94
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $26            $15            $10            $11
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.46%          1.34%          1.51%          1.83%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(d),(e)                     1.46%          1.34%          1.48%(g)       1.55%(f),(g)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .66%           .70%           .89%           .77%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     96%           157%            80%            66%
-----------------------------------------------------------------------------------------------------------
Total return(h)                          37.59%         20.41%         18.14%          1.02%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $9.41          $8.85          $7.93          $7.47          $5.09
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04(b)         .04            .04            .03            .03
Net gains (losses) (both realized and
 unrealized)                               2.93           1.60           1.32            .97           2.35
-----------------------------------------------------------------------------------------------------------
Total from investment operations           2.97           1.64           1.36           1.00           2.38
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)          (.11)            --           (.04)            --
Distributions from realized gains         (1.87)          (.97)          (.44)          (.50)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.02)         (1.08)          (.44)          (.54)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.36          $9.41          $8.85          $7.93          $7.47
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.73%          1.62%          1.81%          2.08%          2.92%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c),(d)                     1.66%(e)       1.62%          1.77%(e)       1.78%(e)       1.78%(e)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .39%           .50%           .58%           .45%           .70%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     96%           157%            80%            66%            87%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          37.28%         20.03%         17.77%         14.15%         46.76%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INTERNATIONAL SMALL CAP FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Small Cap Fund (the Fund) (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Small Cap Fund of the RiverSource International Managers Series, Inc. at October 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Minneapolis, Minnesota

December 17, 2007

--------------------------------------------------------------------------------

 48 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          50.58%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.33513

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.66757
Total distributions.........................................        $2.00270

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          50.58%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.25985

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.66757
Total distributions.........................................        $1.92742

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          50.58%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.26895

PAYABLE DATE                                                       PER SHARE
CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
Dec. 20, 2006...............................................        $1.66757
Total distributions.........................................        $1.93652

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  49

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          50.58%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.38533

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.66757
Total distributions.........................................        $2.05290

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          50.58%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.34989

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.66757
Total distributions.........................................        $2.01746

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 50 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 52 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Oct. 31, 2006 and the year ended Oct. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

              RIVERSOURCE INTERNATIONAL SMALL CAP FUND -- 2007 ANNUAL REPORT  55

     RIVERSOURCE(R) INTERNATIONAL SMALL CAP FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6258 J (12/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Managers Series, Inc. were as follows:

                                 2007 - $110,600

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's semiannual financial statement review for RiverSource International Managers Series, Inc. were as follows:

                                  2007 - $1,400

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource International Managers Series, Inc. were as follows:

                                 2007 - $13,200

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Managers Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $598,180

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International
Managers Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 2, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 2, 2008